As filed with the Securities and Exchange Commission on September 29, 2006
Securities Act File No. 333-82621 Investment Company Act File No. 811-09439

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 14 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 14 (Check appropriate box or boxes)	|X|

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS (Exact Name of Registrant as Specified in Charter)

Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Address of Principal Executive Offices)
(973) 802-6469 (Registrant’s telephone number, including Area Code)

Deborah A. Docs, Secretary Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Name and Address of Agent for Service)
Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)
☒	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $.001 per share.

Strategic Partners Style Specific Funds

PROSPECTUS	SEPTEMBER 29, 2006

FUND
Strategic Partners Large Capitalization Value Fund
OBJECTIVE
Seeks total return consisting of capital appreciation and dividend income
FUND
Strategic Partners Small Capitalization Value Fund
OBJECTIVE
Seeks above-average capital Appreciation
FUND
Strategic Partners Total Return Bond Fund
OBJECTIVE
Seeks total return consisting of current income and capital appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

3	RISK/RETURN SUMMARY
3	ABOUT THE FUNDS
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
3	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
7	FEES AND EXPENSES
9	EXAMPLES
10	HOW THE FUNDS INVEST
10	INVESTMENT OBJECTIVES AND POLICIES
10	OTHER INVESTMENTS AND STRATEGIES
13	INVESTMENT RISKS
17	HOW THE FUNDS ARE MANAGED
17	BOARD OF DIRECTORS
17	MANAGER
18	INVESTMENT SUBADVISERS AND PORTFOLIO MANAGERS
18	DISTRIBUTOR
19	DISCLOSURE OF PORTFOLIO HOLDINGS
19	FUND DISTRIBUTIONS AND TAX ISSUES
20	DISTRIBUTIONS
20	TAX ISSUES
21	IF YOU SELL OR EXCHANGE YOUR SHARES
22	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
24	HOW TO BUY SHARES
24	HOW TO SELL YOUR SHARES
35	HOW TO EXCHANGE YOUR SHARES
38	FINANCIAL HIGHLIGHTS
42	INTRODUCTION
42	LARGE CAP VALUE FUND
43	SMALL CAP VALUE FUND
44	TOTAL RETURN BOND FUND
Back Cover

RISK/RETURN SUMMARY

ABOUT THE FUNDS

This section highlights key information about several of the investment portfolios (the Funds) of Strategic Partners Style Specific Funds (the Trust). Additional information follows this summary.

Important Fund Developments:
Fund Reorganizations. The Board of Trustees of Strategic Partners Style Specific Funds recently approved submitting to shareholders proposals to approve Plans of Reorganization with respect to both Strategic Partners Large Capitalization Value Fund and Strategic Partners Total Return Bond Fund. If approved by shareholders, the assets and liabilities of Strategic Partners Large Capitalization Value Fund will be acquired by Jennison Value Fund and shareholders of Strategic Partners Large Capitalization Value Fund will become shareholders of Jennison Value Fund. If approved by shareholders, the assets and liabilities of Strategic Partners Total Return Bond Fund will be acquired by Dryden Total Return Bond Fund, Inc. and shareholders of Strategic Partners Total Return Bond Fund will become shareholders of Dryden Total Return Bond Fund, Inc. Shareholder meetings to consider the proposals are expected to be held in December 2006.

Change in Subadvisors. The Board of Trustees of Strategic Partners Style Specific Funds recently approved submitting to shareholders a proposal to replace the current subadvisors of Strategic Partners Small Capitalization Value Fund. If approved by shareholders, the existing subadvisors to the Fund will be replaced with Quantitative Management Associates LLC, an affiliate of the Fund's investment manager. A shareholder meeting to consider the proposal is expected to be held in October 2006.

Increase in Management Fee. The Board of Trustees of Strategic Partners Style Specific Funds recently approved submitting to shareholders a proposal to approve an increase in the management fee paid by the Fund to Prudential Investments LLC (PI), which serves as the Fund's investment manager. The management fee is paid out of Fund assets and is therefore borne by Fund shareholders. Currently, the Fund pays a management fee of 0.70% of average daily net assets. If approved by shareholders, the Fund's management fee will increase to 0.90% of average daily net assets up to and including $1 billion of average daily net assets, and 0.85% on average daily net assets above $1 billion. A shareholder meeting to consider the proposal is expected to be held in October 2006.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks of the Funds. While we make every effort to achieve the investment objective of each Fund, we can't guarantee success. Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the risks associated with the Funds, see "How the Funds Invest - Investment Risks."

In cases where a Fund's name connotes a particular type of investment, the Fund generally will have a non-fundamental policy of investing a certain percentage of its "investable assets" in that type of investment. The term "investable assets" in this prospectus refers to a Fund's net assets plus any borrowings for investment purposes. A Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Strategic Partners Large Capitalization Value Fund (Large Cap Value Fund)
The Fund's investment objective is total return consisting of capital appreciation and dividend income. This means that we seek investments that will increase in value as well as pay the Fund dividends. To achieve our objective, we invest in large company stocks that we believe are undervalued and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. We normally invest at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as those companies with market capitalizations comparable to those found in the Russell 1000 Index. As of August 31, 2006, the Russell 1000 Index market capitalization range was approximately $1.4 billion to $409.4 billion. Market capitalization is measured at the time of purchase. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy.

Strategic Partners Small Capitalization Value Fund (Small Cap Value Fund)
The Fund's investment objective is above-average capital appreciation. This means that we seek investments that will increase in value. To achieve our objective, we invest in stocks of small companies that we believe are undervalued and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. We normally invest at least 80% of the Fund's investable assets in common stocks of small companies. Small companies may be defined as those companies with market capitalizations comparable to those found in the Russell 2000 Value Index. As of August 31, 2006, the Russell 2000 Value Index market capitalization range was from approximately $104 million to $2.375 billion (measured at the time of purchase). Because the Fund invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

Strategic Partners Total Return Bond Fund (Total Return Bond Fund)
The Fund's investment objective is total return consisting of current income and capital appreciation. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we invest in debt obligations issued or guaranteed by the U.S. Government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Fund can invest up to 30% of its total assets in foreign currency-denominated debt obligations.

The Fund invests in mortgage-related securities issued or guaranteed by U.S.Government entities including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Fund's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Fund may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities. We may also use derivatives, such as futures, swaps and options for hedging purposes or to seek to improve the Fund's return.

We may also invest in asset-backed securities like automobile loans and credit card receivables. In addition, we may invest up to 20% of investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. We normally invest at least 80% of the Fund's investable assets in "investment grade" debt obligations - rated at least BBB by Standard Poor's Ratings Group (SP), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service - and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 20% of the Fund's assets in high yield debt obligations ("junk bonds") that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated. The Fund may actively and frequently trade its portfolio securities. The Fund will maintain an average duration that normally ranges between two years below and two years above the average duration of the Fund's benchmark index.

PRINCIPAL RISKS

Large Cap Value Fund:

Market risk. Since the Fund invests primarily in common stocks, there is the risk that the price of a particular stock the Fund owns could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time.

Small Cap Value Fund:

Small company risk. The Fund invests primarily in stocks of smaller companies with a market capitalization as measured by the Russell 2000 Value Index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

Market risk. Please refer to definition of market risk above.

Style risk. Please refer to definition of style risk above.

Total Return Bond Fund:

Credit risk. The debt obligations in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. The Fund may invest in below-investment grade securities - also known as "junk bonds" - which have a higher risk of default and tend to be less liquid than higher-rated securities.

Interest rate risk. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and the Fund's net asset value (or share price) generally move in opposite directions than interestrates.

Market risk. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

Prepayment risk. The Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Derivatives risk. The Fund may use derivatives including swaps, options and futures as a principal investment strategy to improve its returns or to protect its assets. When used for hedging purposes, derivatives may not fully offset or match the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

Active trading risk. The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and have adverse tax consequences.

Foreign market risk. The Fund may invest in foreign markets, including those in developing countries. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Fund and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Fund does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Fund to lose money and reduce the amount of income available for distribution.

Political developments. Political developments may adversely affect the value of a Fund's foreign securities.

Leverage risk. The Fund may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how a Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

Large Cap Value Fund Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. For the six month period ended June 30, 2006, the annual total return on Class A shares was -1.03%.

BEST QUARTER:20.10%	WORST QUARTER:-18.44%
(2nd quarter of 2003)	(3rd quarter of 2002)

Average Annual Total Returns % (as of 12-31-05)
Return Before Taxes	One Year	Five Years
Class B shares	.42	6.97	6.69	(11-3-99)
Class C shares	4.23	7.12	6.68	(11-3-99)

Class A Shares %
Return Before Taxes	.22	6.73	6.53	(11-3-99)
Return After Taxes on Distributions	-1.25	6.22	6.00	(11-3-99)
Return After Taxes on Distributions and Sale of Fund Shares	2.13	5.76	5.53	(11-3-99)

Index (reflects no deduction for fees expenses or taxes)
S&P 500	4.91	.54	.15	(11-3-99)
Russell 1000 Value Index	7.05	5.28	5.36	(11-3-99)
Lipper Average	6.37	5.42	3.99	(11-3-99)

Notes to Average Annual Returns Table ° The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower.
° The S&P 500 - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. Source: Lipper Inc.
° The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category. Source: Lipper Inc.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Small Cap Value Fund Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The return for Class A shares from 1/1/06 - 6/30/06 was 8.52%.

BEST QUARTER: 20.14%	WORST QUARTER: -15.65%
(2nd quarter of 2003)	(3rd quarter of 2002)

Average Annual Total Returns % (as of 12-31-05)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares	2.12	14.05	15.29	(11-3-99)
Class C shares	5.75	14.17	15.29	(11-3-99)

Class A Shares %
Return Before Taxes	1.52	13.73	15.10	(11-3-99)
Return After Taxes on Distributions	-.82	11.98	13.43	(11-3-99)
Return After Taxes on Distributions and Sale of Fund Shares	4.16	11.32	12.60	(11-3-99)

Index (reflects no deduction for fees expenses or taxes)
Russell 2000 Index	4.55	8.22	8.97	(11-3-99)
Russell 2000 Value Index	4.71	13.55	15.27	(11-3-99)
Lipper Average	6.42	9.15	11.65	(11-3-99)

Notes to Average Annual Returns Table
° The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower.
° The Russell 2000 Index - an unmanaged index of the 2000 smallest U.S. companies included in the Russell 3000 Index - gives a broad look at how stock prices of smaller companies have performed. Source: Lipper Inc.
° The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Core Funds category. Source: Lipper Inc.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° Class L, Class M, Class X and Class New X shares do not yet have a full year of performance.

Total Return Bond Fund Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. For the six month period ended June 30, 2006, the annual total return on Class A shares was 4.76%.

BEST QUARTER: 5.09%	WORST QUARTER: -.04%
(3rd quarter of 2001)	(1st quarter of 2002)

Average Annual Total Returns % (as of 12-31-05)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares	-3.24	5.17	5.80	(11-3-99)
Class C shares	.88	5.35	5.81	(11-3-99)

Class A Shares %
Return Before Taxes	-2.43	4.88	5.53	(11-3-99)
Return After Taxes on Distributions	-3.75	2.75	3.33	(11-3-99)
Return After Taxes on Distributions and Sale of Fund Shares	-1.56	2.91	3.40	(11-3-99)

Index (reflects no deduction for fees expenses or taxes)
LGCI	2.37	6.11	6.73	(11-3-99)
LABI	2.43	5.87	6.54	(11-3-99)
Lipper Average	1.90	5.45	5.94	(11-3-99)

Notes to Average Annual Returns Table
° The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower.
° The Lehman Brothers Government/Credit Index (LGCI) - an unmanaged index of publicly traded intermediate-and long-term government and corporate debt with an average maturity of 10 years - gives a broad look at how bond prices have performed. Source: Lipper Inc.
° The Lehman Brothers U.S. Aggregate Bond Index (LABI) - an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity - gives a broad look at how bond prices of short and intermediate-term bonds have performed. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt A Rated Funds category. Source: Lipper Inc.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° Class L, Class M, Class X and Class New X shares do not yet have a full year of performance.

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Funds. Small Cap Value Fund and Total Return Bond fund offers Class A, B, C, L, M, X and New X for which information is included in their respective tables but Large Cap Value Fund only offer Class A, B and C shares. The sales charges of a class are the same for each Fund, but the fees and expenses vary among the classes and the Funds. Each share class of a particular Fund has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund.

In addition, only Small Cap Value Fund and Total Return Bond Fund offers Class L, M, X and New Class X shares. Such share classes are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Small Cap Value Fund and Total Return Bond Fund may issue both "Class X" shares and "New Class X" shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, such Fund sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares are subject to automatic conversion to Class A shares approximately 10 years after purchase.

Large Cap Value Fund
Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None
Maximum deferred sales charge (load)	1%	5%	1%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fees	None	None	None
Exchange fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C
Management fees	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00
+ Other expenses	.41	.41	.41
= Total annual Fund operating expenses	1.41	2.11	2.11
- Fee waiver or expense reimbursement	(.05)	None	None
= Net annual Fund operating expenses	1.36	2.11	2.11

Small Cap Value Fund
Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	5.75%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses %(deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.70	.70	.70	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses	.33	.33	.33	.33	.33	.33
= Total annual Fund operating expenses	1.33	2.03	2.03	1.53	2.03	2.03
- Fee waiver or expense reimbursement	(.05)	None	None	None	None	None
= Net annual Fund operating expenses	1.28	2.03	2.03	1.53	2.03	2.03

Total Return Bond Fund
Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	4.25%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.50	.50	.50	.50	.50	.50
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses	.48	.48	.48	.48	.48	.48
= Total annual Fund operating expenses	1.28	1.98	1.98	1.48	1.98	1.98
- Fee waiver or expense reimbursement	(.23)	(.43)	(.43)	(.18)	(.18)	(.18)
= Net annual Fund operating expenses	1.05	1.55	1.55	1.30	1.80	1.80

Notes to Fees and Expenses Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The small balance account fee will also be charged on accounts invested in Class L, M or X shares if applicable (these share classes are currently not offered for sale). Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The expense information for each class of shares has been restated to reflect current fees. For the period ending November 30, 2007, the Distributor of each Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares of each Fund to an annual rate of .25 of 1% of the average daily net assets of Class A shares. For Total Return Bond, effective distribution and service (12b-1) fee rate for Class X shares was .42 of 1% of the average net assets for the year ended July 31, 2006.
° For the period ending November 30, 2007, the Distributor of Total Return Bond Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class B and Class C shares to an annual rate of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively.
° The Manager of each Fund has contractually agreed through November 30, 2007 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of the Large Cap Value Fund, Small Cap Value Fund and Total Return Bond Fund to 1.35%, 1.70% and 0.80% of each Fund's average daily net assets, respectively.
° Investors who purchase at least $1 million of Class L shares of other Strategic Partners mutual funds and who exchange those shares for Class L shares of the Fund will incur a 1% CDSC if the Fund shares are sold within 12 months after the original purchase.
° The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.
° The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares convert to Class A shares approximately 10 years (8 years if purchased before August 19, 1998) after purchase.

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis; approximately eight years after purchase, Class M shares and Class X shares will automatically convert to Class A shares on a quarterly basis; and approximately ten years after purchase, New Class X shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Large Cap Value - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$681	$967	$1,274	$2,144
Class B shares	714	961	1,234	2,179
Class C shares	314	661	1,134	2,441

Small Cap Value - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$673	$944	$1,234	$2,059
Class B shares	706	937	1,193	2,094
Class C shares	306	637	1,093	2,358
Class L shares	722	1,031	1,361	2,294
Class M shares	806	1,037	1,293	2,179
Class X shares	806	1,037	1,393	2,358
New Class X shares	806	1,037	1,393	2,358

Total Return Bond - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$552	$816	$1,100	$1,906
Class B shares	658	880	1,128	2,005
Class C shares	258	580	1,028	2,272
Class L shares	651	856	1,182	2,104
Class M shares	783	1,004	1,251	2,111
Class X shares	783	1,004	1,351	2,292
New Class X shares	783	1,004	1,351	2,292

You would pay the following expenses on the same investment if you did not sell your shares:

Large Cap Value - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$681	$967	$1,274	$2,144
Class B shares	214	661	1,134	2,179
Class C shares	214	661	1,134	2,441

Small Cap Value - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$673	$944	$1,234	$2,059
Class B shares	206	637	1,093	2,094
Class C shares	206	637	1,093	2,358
Class L shares	722	1,031	1,361	2,294
Class M shares	206	637	1,093	2,179
Class X shares	206	637	1,093	2,358
New Class X shares	206	637	1,093	2,358

Total Return Bond - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$552	$816	$1,100	$1,906
Class B shares	158	580	1,028	2,005
Class C shares	158	580	1,028	2,272
Class L shares	552	856	1,182	2,104
Class M shares	183	604	1,051	2,111
Class X shares	183	604	1,051	2,292
New Class X shares	183	604	1,051	2,292

HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

EQUITY PORTFOLIOS

Large Cap Value and Small Cap Value Funds

We consider a number of factors in choosing stocks, such as a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.

DEBT PORTFOLIO

Total Return Bond Fund

In choosing portfolio securities, we consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. We also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

Mortgage-Related Securities. The Fund invests in mortgage-related securities issued or guaranteed by U.S. government entities, including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Fund's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. government). The mortgage-related securities in which the Fund may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities.

Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government or its agencies include FNMAs, GNMAs and debt securities issued or guaranteed by the U.S. Government and government related entities. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the cash to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

Collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs). CLOs and CDOs are debt securities backed by an underlying portfolio of debt obligations, including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. CDOs and CLOs provide a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investments in CDOs and CLOs will be limited to 5% of the total assets of the Fund.

Total Return Bond Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Structured Notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Asset-Backed Securities. The Fund may also invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, credit related asset-backed securities may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Factors Considered in Making Investment Decisions
In choosing portfolio securities, the investment adviser to the Total Return Bond Fund considers economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

We normally invest at least 80% of the Fund's investable assets in "investment grade" debt obligations - debt obligations rated at least BBB by SP, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. We may invest up to 20% of the Fund's investable assets in high yield debt obligations - also known as "junk bonds" - that are rated at least B by SP, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated. The Fund may invest up to 20% of its investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock.

When purchasing or selling portfolio securities, the factors that the investment adviser to the Fund may consider are economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

Additional Information on Investments and Risk
For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve each Fund's objective, we can't guarantee success. Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Funds' returns or protect its assets if market conditions warrant.

Each Fund may invest in the following investments and strategies.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund's assets.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Each Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. The Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. These are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Only the Large Cap Value and Small Cap Value Funds may invest in the following investment and strategies:

Debt Obligations. The Fund may invest in debt obligations for their appreciation potential. These Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by SP or by Moody's or the equivalent by another major rating service. The Fund may also invest in asset-backed securities from time to time. For a description of asset-backed securities please see the SAI.

Initial Public Offerings. The Fund may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Fund depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on a Fund's performance.

Only the Total Return Bond Fund may use the following investments and strategies:

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Leverage. The Fund may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged.

Derivative Strategies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Tax-Advantaged Hedging. To protect against price declines in our holdings that have developed large accumulated capital gains, we may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Our ability to use these strategies as a tax management technique for holdings of appreciated securities is limited - certain hedging transactions must be closed out within 30 days after the end of the taxable year. Our ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law. We expect that by using various tax management strategies, we may reduce the extent to which you incur taxes on Fund distributions of investment income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended July 31, 2006 and 2005 were 194% and 570%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Additional Strategies. Each Fund may also use other non-principal strategies, such as purchasing debt securities on a when-issued or delayed-delivery basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of affiliated mutual funds (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in a Fund is no exception. Since a Fund's holdings can vary significantly from broad-based securities market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal strategies that a Fund may use. The investment types are listed in the order in which they normally will be used. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. With respect to Total Return Bond Fund, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets, except with respect to investments in debt obligations, which is expressed as a percentage of investable assets. For more information, see the SAI.

Common Stocks: Large Cap Value and Small Cap Value (at least 80%)
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund’s investments.

  Companies that normally pay dividends may not do so if they don’t have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments.

  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

Small capitalization stocks: Small Cap Value only (at least 80%)
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of the Fund's investments.

  Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index.

  Small-cap companies are more likely to reinvest earnings and not pay dividends.

  Changes in interest rates may affect the securities of small companies more than the securities of larger companies.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

  Highly successful small-cap companies can outperform larger ones.

Debt obligations: Large Cap Value and Small Cap Value (up to 20%); Total Return Bond (at least 80%, and up to 100%)
Risks	Potential Rewards

  A Portfolio's share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility (relatively low for U.S. Government securities).

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably because, among other things, interest rates rise or there is a lack of confidence in borrower. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally out performed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.

  Investment-grade bonds have a lower risk of default than junk bonds.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer term securities.

Foreign Securities: Total Return Bond only (up to 30%)
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund’s investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).

  Opportunities for diversification.

U.S. Government and agency securities: All Funds (percentage varies, up to 100% on a temporary basis)
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can’t pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond’s quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund’s assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

Money market instruments: All Funds (amount varies on a normal basis, up to 100% on a temporary basis)
Risks	Potential Rewards

  Limits the Fund’s potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer.

May preserve the Fund’s assets.

Mortgage-related securities: %
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

High Yield Debt Securities (Junk Bonds): (up to 20%)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

Asset-Backed Securities: Large Cap Value and Small Cap Value (percentage varies; usually less than 10%); Total Return Bond (percentage varies; usually less than 25%)
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured orsecured by lower-rated insurers or guarantors and thus may involve greater risk.

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  A potential source of regular interest income.

  Prepayment risk is generally lower than with mortgage-related securities.

  Pass-through instruments may provide greater diversification than direct ownership of loans.

  May offer higher yield due to their structure than other instruments.

Derivatives:
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Reverse repurchase agreements and dollar rolls: Total Return Bond (up to 33 1/3%)
Risks	Potential Rewards

  Risk that counterparty may fail to return securities in a timely manner or at all.

  May magnify underlying investment losses.

  Investment costs may exceed potential underlying investment gains.

  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.

May magnify underlying investment gains.

When issued and delayed delivery securities: Large Cap Value and Small Cap Value (percentage varies, usually less than 10%); Total Return Bond (percentage varies, usually less than 75%)
Risks	Potential Rewards

  The value of securities may decrease before delivery occurs.

  The broker/dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

May enhance investment gains.

Borrowing: Large Cap Value and Small Cap Value (up to 20%); Total Return Bond (up to 33 1/3%)
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Adjustable/floating rate securities:
Risks	Potential Rewards
Value lags behind the value of fixed rate securities when interest rates change.	May take advantage of rising interest rates.

Stripped Securities: Total Return Bond (percentage varies; usually less than 20%)
Risks	Potential Rewards
More volatile than securities where the principal and interest are not separated.	Value may rise faster when interest rates fall.

Swaps: Total Return Bond (up to 15% of net assets)
Risks	Potential Rewards

  Speculative technique including risk of loss of payment swapped.

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  The other party to a swap agreement could default.

Helps protect the return on an investment.

Illiquid Securities: All Funds (up to 15% of net assets)
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

HOW THE FUNDS ARE MANAGED

BOARD OF DIRECTORS

The Funds are overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business operations of the Funds.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Trust, PI manages each Fund's investment operations, administers its business affairs and is responsible for supervising the subadviser(s) (each of which we call a subadviser) for each of the Funds. For the fiscal year ended July 31, 2006, each Fund paid PI the management fees set forth in the table below (shown as a percentage of average net assets).

Fund	Annual Management Fee paid to PI
Large Cap Value Fund	0.70%
Small Cap Value Fund	0.70%
Total Return Bond Fund	0.50%

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2006, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $97.6 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment subadvisers for the Funds. In evaluating a prospective investment subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Funds' investment subadviser(s).

Pl and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Funds will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreement(s) is available in the annual report to shareholders (for agreements approved during the six month period ended July 31) and in the semi-annual report to shareholders (for agreements approved during the six month period ended January 31).

INVESTMENT SUBADVISERS AND PORTFOLIO MANAGERS

The subadvisers are responsible for the day-to-day management of each Fund, or portion thereof, that they manage, subject to the supervision of PI and the Board. The subadvisers are paid by PI, not the Trust.

Large Cap Value and Small Cap Value Funds

Each Fund has two or more subadvisers, each of which manages the portion of each Fund allocated to it by PI, consistent with the overall small capitalization investment strategy of the Fund and PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers of each Fund. In addition, PI periodically reallocates assets among subadvisers.

By using two or more subadvisers for each Fund, and by periodically rebalancing or reallocating each Fund's assets among its subadvisers, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds and help reduce their volatility. In addition, the use of several subadvisers for each Fund may help to protect the Funds from capacity risk (a subadviser's determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to that subadviser).

Reallocations of assets among subadvisers may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Fund may experience wash transactions - where one sub-adviser buys a security at the same time another subadviser sells it. To the extent this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.

Large Cap Value Fund

J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) and NFJ Investment Group, L.P. (NFJ) are the subadvisers for the Large Cap Value Fund.

J.P. Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of June 30, 2006, J.P. Morgan and its affiliated companies had approximately $898 billion in assets under management worldwide. The address of J.P. Morgan is 245 Park Avenue, New York, NY 10167.

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Strategic Partners Large-Cap Value Fund managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991 and has managed the Fund since January 2004. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994 and has managed the Fund since September 2006.

Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and retired employees of Hotchkis and Wiley, and Stephens-HW, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of July 31, 2006, Hotchkis and Wiley had approximately $31.6 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Hotchkis and Wiley also manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Fund, and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor's investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the investment team. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Fund managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Fund's assets. Sheldon Lieberman has managed the portion of the Fund assigned to Hotchkis and Wiley since August 2000, and the others have managed the portion of the Fund assigned to Hotchkis and Wiley since September 2005. This list does not include all members of the investment team.

Sheldon Lieberman, George Davis, Joe Huber, Patricia McKenna and Stan Majcher participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. Mr. Lieberman, Mr. Davis and Ms. McKenna have authority to direct trading activity on the Fund. Mr. Majcher and Mr. Huber are jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio."

Portfolio Manager Background

Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley, joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

NFJ Investment Group (NFJ), formed in 1989, is a wholly owned subsidiary of Allianz Global Investors of America, L.P. As of July 31, 2006, the firm had over $27 billion of wordwide assets under management and advice. NFJ, a disciplined, value-oriented equity manager, is located at 2100 Ross Avenue, Dallas, TX 75201.

The NFJ segment of the Fund has been managed since December 2005 by Ben Fischer, CFA, Managing Director, who is a founding partner of NFJ Investment Group. He has over 39 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Mr.Fischer received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University's Stern School of Business.

Chris Najork, CFA, is Managing Director and Portfolio Manger of NFJ Investment Group, and has been part of the team on the Fund since December 2005. A founder of NFJ, he has over 35 years experience in equity research and portfolio management in the value sector. Prior to the formation of NFJ, he was a senior vice president, senior portfolio manager and analyst at NationsBank, which he joined in 1974. Mr.Najork received his BA and MBA from Southern Methodist University.

Paul Magnuson, Managing Director, is the senior research analyst and a portfolio manager at NFJ, and has been part of the team on the Fund since December 2005. He has 21 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an assistant vice president at NationsBank, which he joined in 1985. Mr. Magnuson received his BBA from the University of Nebraska.

Small Cap Value Fund

EARNEST Partners, LLC (EARNEST Partners), NFJ, Lee Munder Investments Ltd. (Lee Munder) , J.P. Morgan and Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") are the subadvisers for the Small Cap Value Fund.

For information about NFJ, see "Large Cap Value Fund" above.

The NFJ segment of the Fund has been managed since September 2005 by Ben Fischer, CFA, Managing Director, who is a founding partner of NFJ Investment Group. He has over 39 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Mr.Fischer received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University's Stern School of Business.

Cliff Hoover, CFA , Managing Director, is a portfolio manager at NFJ with responsibilities for the Fund since October 2003. He has 20 years of investment experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was a vice president at Credit Lyonnais. Mr. Hoover received his BBA and MS-Finance from Texas Tech University.

Paul Magnuson, Managing Director, is the senior research analyst and a portfolio manager at NFJ, and has been part of the team on the Fund since 2003. He has 21 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an assistant vice president at NationsBank, which he joined in 1985. Mr. Magnuson received his BBA from the University of Nebraska.

EARNEST Partners is a wholly owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. (whose background is described below) holds a controlling interest. Founded in 1998, EARNEST Partners had $24.4 billion in assets under management as of July 31, 2006. The address of EARNEST Partners is 1180 Peachtree Street NE, Suite2300, Atlanta, GA 30309.

Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, has managed the EARNEST Partners portion of the Small Cap Value Fund since December 2001. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

Lee Munder, 200 Clarendon Street, Boston MA 02116, was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of August 31, 2006 Lee Munder managed approximately $4.2 billion in assets.

R. Todd Vingers serves as the portfolio manager for the portion of the Fund managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager, and has managed the Lee Munder portion of the Fund since July 2005. Mr.Vingers has over 16 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR).

JP Morgan is described above under "Large Cap Value Fund".

Christopher T. Blum, CFA and Dennis S. Ruhl, CFA are the portfolio managers for the portion of the Fund managed by J.P. Morgan, and have managed it since July 2005. Mr. Blum, a managing director, is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001 and is currently responsible for managing structured small cap core and small cap value accounts. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small cap core and small cap value accounts. Mr. Ruhl, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) , is a Houston-based investment counseling firm, founded in 1970. Vaughan Nelson is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. and operates independently with its own proprietary research process and investment team. As of July 31, 2006, Vaughan Nelson had over $5.6 billion in assets under management. The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002. Vaughan Nelson's small cap value team consists of two members: Chris Wallis, the lead portfolio manager and Scott Weber.

Chris D. Wallis, CFA, Senior Portfolio Manager, has 13 years investment management, financial analysis and accounting experience. Prior to joining Vaughan Nelson in 1999, Mr. Wallis was an Associate at Simmons Company International. He graduated with a B.B.A. from Baylor University and M.B.A. from Harvard Business School.

Scott J. Weber, CFA, Portfolio Manager, has 9 years of investment management and financial analysis experience. Prior to joining Vaughan Nelson in 2003, Mr. Weber was a Vice President- Investment Banking with RBC Capital Markets. He graduated with a B.S. from the University of the South and M.B.A. from Tulane University- A.B. Freeman School of Business.

Total Return Bond Fund

Pacific Investment Management Company LLC (PIMCO) is the subadviser to the Total Return Bond Fund.

Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of July 31, 2006, PIMCO had approximately $628 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

William H. Gross, CFA, Managing Director, Portfolio Manager, and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the Fund. Mr. Gross has been responsible for the day-to-day management of the Fund since August 2005. Mr. Gross has thirty-seven years of investment experience and has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

Additional information about the portfolio managers, their compensation, other accounts that they manage and ownership of securities in the Fund may be found in the SAI.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) under Rule12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing, the shares of all share classes available for each Fund. PIMS also provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1% and 1%, respectively. Because these fees are paid from each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.strategicpartners.com.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realizes net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15% with respect to noncorporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Large Cap Value and Small Cap Value
Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

Total Return Bond
Fund Distribution Schedule
Dividends	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Series LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized before January 1, 2009 for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M, Class X and New Class X Shares

You will not have a federal tax gain or loss when Class B, Class M, Class X and New Class X shares of a Fund automatically convert into Class A shares - which happens automatically approximately seven, eight, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M, Class X and New Class X shares. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M, Class X and New Class X Shares Convert to Class A Shares" in the next section.

Note: All Class X shares were issued prior to August 19, 1998 - All "Class X" shares issued on or after August 19, 1998 are actually New Class X shares.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

HOW TO BUY SHARES

In order to buy shares of the Fund, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Fund's Transfer Agent, Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Fund are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares of the Fund. Class L, Class M, Class X and New Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds.

Only Small Cap Value and Total Return Bond Funds offer Class L, M and X for exchange.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares. When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  The fact that Class A, Class B and Class C shares are available for direct purchase in all Funds, but Class L, Class M and Class X shares are available only through exchange.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Multiple share classes let you choose a cost structure that may best meet your needs. Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use this chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class L	Class M	Class X	New Class X
Minimum purchase amount	$2,500	$1,500	$2,500	$2,500	$1,000	$1,000	$1,000
Minimum purchase amount beginning on or about November 17, 2006	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	$100	$100
Maximum initial sales charge	5.5% of the public offering price	None	None	5.75% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	1%	6% (Year 1) 5% (Year 2) 4% (Year 3) 3% (Year 4) 2% (Year 5/6) 1% (Year 7) 0% (Year 8)	6% (Year 1) 5% (Year 2) 4% (Year 3) 3% (Year 4) 2% (Year 5/6) 1% (Year 7) 0% (Year 8)	6% (Year 1) 5% (Year 2) 4% (Year 3/4) 3% (Year 5) 2% (Year 6/7) 1% (Year 8) 0% (Year 9)
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	.50 of 1%	1%	1%	1%

Notes to Share Class Comparison Table:

° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan ("AIP") is $50. Effective on or about November 17, 2006: (i) the minimum initial invetment for retirement accounts and custodial accounts for minors is $1,000, and (ii) subsequent investments through newly-established AIP accounts must be at least $1,200 annually. Prior thereto, the minimum investment requirements do not apply to certain retirement and custodial accounts for minors. For more information, see "Additional Shareholder Services."
° Beginning on or about November 17, 2006, if the value of your Class A, Class B, Class C, Class L, Class M, Class X or Class New X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
°Class L, Class M, Class X and New Class X shares are are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares.
° With respect to Class L, Class M, Class X and New Class X shares, the service fee is up to .25 of 1% of the Fund's Class L, Class M, Class X and New Class X shares, respectively. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M, Class X and New Class X shares, is up to 1% (including the .25 of 1% service fee).
° The Distributor has contractually agreed through November 30, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.
° The annual distribution and service (12b-1) fees for Total Return Bond are currently .75% of 1%.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Large Cap Value and Small Cap Value
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

Total Return Bond
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,00 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	None

* If you invest $1 million or more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential)

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and /or your spouse are legal guardian (e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiairies;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and

  for Class B, C, M and X shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Class L, M and X shares are only offered by certain JennisonDryden or Strategic Partners funds.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at net asset value for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment subadvisers of the JennisonDryden or Strategic Partners mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge.
The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Class B, Class M, Class X and New Class X Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, or if you buy Class M or Class X shares and hold them for approximately eight years, respectively, or if you acquire New Class X shares (i.e. Class X shares purchased on or after August 19, 1998) and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M, Class X or New Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M, Class X and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M, Class X and New Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M, Class X, and New Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M, Class X or New Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M, Class X or New Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions;

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares; and

  Amounts representing the cost of shares held beyond the CDSC period 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares.

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class C	1%	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
Class X	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
New Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

Notes to CDSC Table:

° No CDSC is payable for any share class for the ninth year after purchase and any following year.
° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class A or Class L shares through certain broker-dealers that are not affiliated with Prudential (the CDSC is waived for purchases by certain retirement or benefit plans).

Contingent Deferred Sales Charge (CDSC)

  If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M and Class X shares within seven years of purchase or New Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M and X shares and eight years for New Class X shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M and X shares and eight years for New Class X shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC for Class M and X shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for New Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For Class L, Class M, Class X and New Class X shares the CDSC is calculated based on the shares NAV at the time of purchase. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M, Class X and New Class X Shares
The CDSC will be waived if the Class B, Class M, Class X and New Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account,the death or disability of the grantor). This waiver applies to individual shareholders,as well as shares held in joint tenancy, provided the shares were purchased before thedeath or disability,

  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
Beginning on or about November 10, 2006, if the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the Statement of Additional Information. Note that beginning November 17, 2006, if the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the Statement of Additional Information.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds-if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class L, Class M, Class R, Class X, New Class X or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares that were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class A, Class B, Class C, Class L, Class M or Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate each Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Funds' annual report, along with the Funds' audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

For the fiscal years ended July 31, 2006, 2005 and 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by another independent registered public accounting firm whose report was unqualified.

LARGE CAP VALUE FUND

Class A Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.58	$12.33	$10.32	$9.13	$11.01
Income (loss) from investment operations:
Net investment income	.13	.09	.04	.08	.07
Net realized and unrealized gain (loss) on investment transactions	.77	2.50	2.05	1.13	(1.84)
Total from investment operations	.90	2.59	2.09	1.21	(1.77)
Less dividends and distributions:
Dividends from net investment income	(.08)	(.10)	(.08)	(.02)	__
Distributions from net realized gains on investments	(1.37)	(.24)	__	__	(.11)
Total dividends and distributions	(1.45)	(.34)	(.08)	(.02)	(.11)
Net asset value, end of year	$14.03	$14.58	$12.33	$10.32	$9.13
Total return(a)	6.69%	21.25%	20.29%	13.29%	(16.16)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$32,157	$23,678	$15,762	$9,973	$8,503
Average net assets (000)	$28,291	$18,926	$13,304	$8,718	$9,523
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.36%	1.46%	1.50%	1.60%(c)	1.60%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.21%	1.25%	1.35%	1.35%
Net investment income	1.09%	.75%	.60%	.86%(c)	.66%(c)
For Class A, B and C shares:
Portfolio turnover rate	81%	47%	57%	50%	55%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.78% and 1.68% for the fiscal years ended July 31, 2003 and July 31, 2002, respectively. The net investment income ratios would have been .68% and .58% for the fiscal years ended July 31, 2003 and July 31, 2002, respectively.

Class B Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.29	$12.09	$10.14	$9.01	$10.96
Income (loss) from investment operations:
Net investment income (loss)	.05	__(b)	(.02)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	.72	2.44	1.98	1.12	(1.83)
Total from investment operations	.77	2.44	1.96	1.13	(1.84)
Less dividends and distributions:
Dividends from net investment income	_	__(b)	(.01)	__	__
Distributions from net realized gains on investments	(1.37)	(.24)	__	__	(.11)
Total dividends and distributions	(1.37)	(.24)	(.01)	__	(.11)
Net asset value, end of year	$13.69	$14.29	$12.09	$10.14	$9.01
Total return(a)	5.82%	20.38%	19.33%	12.54%	(16.87)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$25,239	$28,446	$24,370	$19,645	$18,614
Average net assets (000)	$26,844	$26,774	$23,051	$17,776	$21,374
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	2.11%	2.21%	2.25%	2.35%(c)	2.35%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.21%	1.25%	1.35%	1.35%
Net investment income (loss)	.33%	.01%	(.14)%	.12%(c)	(.09)%(c)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53% and 2.43% for the fiscal years ended July 31, 2003 and July 31, 2002, respectively. The net investment loss ratios would have been (.06)% and (.17)% for the fiscal years ended July 31, 2003 and July 31, 2002, respectively.

Class C Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.29	$12.09	$10.14	$9.01	$10.96
Income (loss) from investment operations:
Net investment income (loss)	.05	__(b)	(.02)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	.72	2.44	1.98	1.12	(1.83)
Total from investment operations	.77	2.44	1.96	1.13	(1.84)
Less dividends and distributions:
Dividends from net investment income	_	__(b)	(.01)	__	__
Distributions from net realized gains on investments	(1.37)	(.24)	__	__	(.11)
Total dividends and distributions	(1.37)	(.24)	(.01)	__	(.11)
Net asset value, end of year	$13.69	$14.29	$12.09	$10.14	$9.01
Total return(a)	5.82%	20.38%	19.29%	12.54%	(16.87)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$21,835	$22,056	$20,805	$19,116	$17,843
Average net assets (000)	$21,915	$21,406	$21,218	$17,279	$18,866
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	2.11%	2.21%	2.25%	2.35%(c)	2.35%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.21%	1.25%	1.35%	1.35%
Net investment income (loss)	.33	.01%	(.14)%	.12%(c)	(.09)%(c)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Less than $.005 per share.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53% and 2.43% for the fiscal years ended July 31, 2003 and July 31, 2002, respectively. The net investment loss ratios would have been (.06)% and (.18)% for the fiscal years ended July 31, 2003 and July 31, 2002, respectively.

SMALL CAP VALUE FUND

Class A Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(b)	2005(b)	2004(b)	2003(b)	2002(b)
Net asset value, beginning of year	$19.81	$15.68	$12.19	$11.71	$13.18
Income (loss) from investment operations:
Net investment income (loss)	.09	.02	.02	(.09)	(.09)
Net realized and unrealized gain (loss) on investment transactions	.40	4.66	3.47	2.00	(.51)
Total from investment operations	.49	4.68	3.49	1.91	(.60)
Less distributions:
Distributions from net realized gains	(3.00)	(.55)	__	(1.43)	(.87)
Net asset value, end of year	$17.30	$19.81	$15.68	$12.19	$11.71
Total return(a)	3.18%	30.31%	28.63%	18.99%	(4.80)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$106,369	$56,289	$23,589	$11,151	$8,637
Average net assets (000)	$86,627	$33,464	$14,764	$9,198	$8,818
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.28%	1.45%	1.58%	1.91%	1.86%
Expenses, excluding distribution and service (12b-1) fees	1.03%	1.20%	1.33%	1.66%	1.61%
Net investment income (loss)	.49%	.13%	.12%	(.82)%	(.66)%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	93%	106%	69%	61%	142%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculations are based upon average shares outstanding during the year.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

Class B Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(b)	2005(b)	2004(b)	2003(b)	2002(b)
Net asset value, beginning of year	$18.86	$15.06	$11.79	$11.46	$13.00
Income (loss) from investment operations:
Net investment loss	(.04)	(.10)	(.09)	(.17)	(.18)
Net realized and unrealized gain (loss) on investment transactions	.36	4.45	3.36	1.93	(.49)
Total from investment operations	.32	4.35	3.27	1.76	(.67)
Less distributions:
Distributions from net realized gains	(3.00)	(.55)	__	(1.43)	(.87)
Net asset value, end of year	$16.18	$18.86	$15.06	$11.79	$11.46
Total return(a)	2.41%	29.35%	27.74%	18.01%	(5.44)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$31,586	$29,282	$21,341	$16,433	$15,818
Average net assets (000)	$31,665	$24,672	$19,998	$14,990	$15,328
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	2.03%	2.20%	2.33%	2.66%	2.61%
Expenses, excluding distribution and service (12b-1) fees	1.03%	1.20%	1.33%	1.66%	1.61%
Net investment income (loss)	(.23)%	(.61)%	(.65)%	(1.57)%	(1.41)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculations are based upon average shares outstanding during the year.

Class C Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(b)	2005(b)	2004(b)	2003(b)	2002(b)
Net asset value, beginning of year	$18.86	$15.06	$11.79	$11.46	$13.00
Income (loss) from investment operations:
Net investment loss	(.04)	(.10)	(.09)	(.17)	(.18)
Net realized and unrealized gain (loss) on investment transactions	.36	4.45	3.36	1.93	(.49)
Total from investment operations	.32	4.35	3.27	1.76	(.67)
Less distributions:
Distributions from net realized gains	(3.00)	(.55)	__	(1.43)	(.87)
Net asset value, end of year	$16.18	$18.86	$15.06	$11.79	$11.46
Total return(a)	2.41%	29.35%	27.74%	18.01%	(5.44)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$99,521	$39,291	$19,793	$17,437	$16,896
Average net assets (000)	$89,474	$25,905	$19,308	$15,880	$13,161
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	2.03%	2.20%	2.33%	2.66%	2.61%
Expenses, excluding distribution and service (12b-1) fees	1.03%	1.20%	1.33%	1.66%	1.61%
Net investment loss	(.24)%	(.62)%	(.67)%	(1.57)%	(1.41)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculatations are based upon average shares outstanding during the year.

Class L Shares (fiscal years ended 7-31)
Per Share Operating Performance:	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, beginning of period	$19.25
Income from investment operations:
Net investment income	.05
Net realized and unrealized gains on investment transactions	.98
Total from investment operations	1.03
Less dividends and distributions:
Distributions from net realized gains on investments	(3.00)
Net asset value, end of period	$17.28
Total Return(b)	6.06%

Ratios/Supplemental Data
Net assets, end of period (000)	$25,167
Average net assets (000)	$28,735
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees	1.53%(c)
Expenses, excluding distribution and service (12b-1) fees	1.03%(c)
Net investment income	.29%(c)

(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.

Class M Shares (fiscal years ended 7-31)
Per Share Operating Performance:	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning of period	$18.32
Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gains (loss) on investment transactions	.89
Total from investment operations	.86
Less dividends and distributions:
Distributions from net realized gains on investments	(3.00)
Net asset value, end of period	$16.18
Total Return(b)	5.39%

Ratios/Supplemental Data:
Net assets, end of period (000)	$63,132
Average Net assets (000)	$73,499
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03%(c)
Expenses, excluding distribution and service (12b-1) fees	1.03%(c)
Net investment loss	(.21)%(c)

(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.

Class X Shares (fiscal years ended 7-31)
Per Share Operating Performance:	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning of period	$18.32
Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain on investment transactions	.90
Total from investment operations	.87
Less dividends and distributions:
Distributions from net realized gains on investments	(3.00)
Net asset value, end of period	$16.19
Total return(b)	5.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,639
Average net assets (000)	$22,439
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03%(c)
Expenses, excluding distribution and service (12b-1) fees	1.03%(c)
Net investment loss	(.20)%(c)

(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.

TOTAL RETURN BOND FUND

Class A Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(d)	2005	2004	2003	2002
Net asset value, beginning of year	$10.37	$10.53	$10.59	$10.35	$10.43
Income (loss) from investment operations:
Net investment income	.41	.24	.22	.34	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.32	.37	.45	.19
Total from investment operations	.09	.56	.59	.79	.54
Less dividends and distributions:
Dividends from net investment income	(.47)	(.66)	(.28)	(.32)	(.36)
Tax Return of Capital	(.01)	-	-	-	-
Distributions from net realized gains on investments	(.02)	(.06)	(.37)	(.23)	(.26)
Total dividends and distributions	(.50)	(.72)	(.65)	(.55)	(.62)
Net asset value, end of year	$9.96	$10.37	$10.53	$10.59	$10.35
Total return(a)	.86%	5.40%	5.70%	7.67%	5.31%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$40,032	$26,803	$24,280	$22,142	$20,796
Average net assets (000)	$39,836	$26,219	$24,186	$22,632	$17,564
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)(c)	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses, excluding distribution and service (12b-1) fees	.80%	.80%	.80%	.80%	.80%
Net investment income (c)	4.05%	2.42%	1.88%	2.90%	3.32%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	194%	570%	385%	572%	530%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A Shares.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.23%, 1.47%, 1.26%, 1.10% and 1.22% for the fiscal years ended July 31, 2006, July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, respectively. The net investment income ratios would have been 3.87%, 2.00%, 1.67%, 2.85% and 3.15% for the fiscal years ended July 31, 2006, July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, respectively.
(d) Calculations are based on average shares outstanding during the year.

Class B Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(d)	2005	2004	2003	2002
Net asset value, beginning of year	$10.37	$10.53	$10.59	$10.35	$10.43
Income (loss) from investment operations:
Net investment income	.35	.20	.17	.29	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.31	.37	.45	.18
Total from investment operations	.03	.51	.54	.74	.49
Less dividends and distributions:
Dividends from net investment income	(.42)	(.61)	(.23)	(.27)	(.31)
Tax Return of Capital	(.01)	-	-	-	-
Distributions from net realized gains on investments	(.02)	(.06)	(.37)	(.23)	(.26)
Total dividends and distributions	(.45)	(.67)	(.60)	(.50)	(.57)
Net asset value, end of year	$9.95	$10.37	$10.53	$10.59	$10.35
Total return(a)	.36%	4.87%	5.18%	7.14%	4.79%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$36,485	$43,939	$50,908	$64,845	$52,250
Average net assets (000)	$40,586	$47,811	$58,123	$62,440	$36,575
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees (b)(c)	1.55%	1.55%	1.55%	1.55%	1.55%
Expenses, excluding distribution and service (12b-1) fees	.80%	.80%	.80%	.80%	.80%
Net investment income (c)	3.52%	1.88%	1.46%	2.40%	2.79%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class B shares.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.73%, 1.97%, 1.76%, 1.60% and 1.72% for the fiscal years ended July 31, 2006, July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, respectively. The net investment income ratios would have been 3.34%, 1.46%, 1.26%, 2.35% and 2.63% for the fiscal years ended July 31, 2006, July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, respectively.
(d) Calculations are based on average shares outstanding during the year.

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance	2006(d)	2005	2004	2003	2002
Net asset value, beginning of year	$10.37	$10.53	$10.59	$10.35	$10.43
Income (loss) from investment operations:
Net investment income	.37	.20	.17	.29	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.31	.37	.45	.18
Total from investment operations	.04	.51	.54	.74	.49
Less dividends and distributions:
Dividends from net investment income	(.42)	(.61)	(.23)	(.27)	(.31)
Tax Return of Capital	(.01)	-	-	-	-
Distributions from net realized gains on investments	(.02)	(.06)	(.37)	(.23)	(.26)
Total dividends and distributions	(.45)	(.67)	(.60)	(.50)	(.57)
Net asset value, end of year	$9.96	$10.37	$10.53	$10.59	$10.35
Total return(a)	.46%	4.87%	5.17%	7.14%	4.79%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$46,748	$23,357	$29,390	$43,274	$38,503
Average net assets (000)	$52,399	$26,422	$35,764	$44,100	$23,935
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees (b)(c)	1.55%	1.55%	1.55%	1.55%	1.55%
Expenses, excluding distribution and service (12b-1) fees	.80%	.80%	.80%	.80%	.80%
Net investment income income(c)	3.56%	1.86%	1.48%	2.40%	2.77%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) The distributor of the Fund contractually agreed to limit its distribution and service fees to .75 of 1% of the average daily net assets of Class C shares.
(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.73%, 1.97%, 1.76%, 1.60% and 1.72% for the fiscal years ended July 31, 2006, July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, respectively. The net investment income ratios would have been 3.38%, 1.44%, 1.29%, 2.35% and 2.60% for the fiscal years ended July 31, 2006, July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, respectively.
(d) Claculations are based on average shares outstanding during the year.

Class L Shares (fiscal years ended 7-31)
Per Share Operating Performance:	August 22, 2005(a) Through July 31, 2006(e)
Net Asset Value, beginning of period	$10.38
Income (loss) from investment operations:
Net investment income	.36
Net realized and unrealized loss on investment and foreign currency transactions	(.34)
Total from investment operations	.02
Less dividends and distributions:
Dividends from net investment income	(.41)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)
Total dividends and distributions	(.44)
Net asset value, end of period	$9.96
Total Return(b)	.21%

Ratios/Supplemental Data
Net assets, end of period (000)	$24,637
Average net assets (000)	$29,339
Ratios to average net assets:
Expenses,including distribution and service (12b-1) fees (d)	1.30%(c)
Expenses, excluding distribution and service (12b-1) fees	.80%(c)
Net investment income(d)	3.82%(c)

(a) Commencement of offering new share class. Commencement date was August 22, 2005.
(b) Total return does not consider the effect of sales load. Total return is caluculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.48% and the net investment income ratio would have been 3.64% for the period ended July 31, 2006.
(e) Calculations are based on average shares outstanding during the period.

Class M Shares (fiscal years ended 7-31)
Per Share Operating Performance:	August 22, 2005(a) Through July 31, 2006(e)
Net Asset Value, Beginning of period	$10.38
Income (loss) from investment operations:
Net investment income	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.34)
Total from investment operations	(.02)
Less dividends and distributions:
Dividends from net investment income	(.37)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)
Total dividends and distributions	(.40)
Net asset value, end of period	$9.96
Total Return(b)	(.24)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$97,284
Average Net assets (000)	$119,381
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees (d)	1.80%(c)
Expenses, excluding distribution and service (12b-1) fees	.80%(c)
Net investment income (d)	3.33%(c)

(a) Commencement of offering new share class. Commencement date was August 22, 2005.
(b) Total return does not consider the effect of sales load. Total return is caluculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.98% and the net investment income ratio would have been 3.15% for the period ended July 31, 2006.

Class X Shares (fiscal years ended 7-31)
Per Share Operating Performance:	August 22, 2005(a) Through July 31, 2006(e)
Net Asset Value, Beginning of period	$10.38
Income (loss) from investment operations:
Net investment income	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.35)
Total from investment operations	.02
Less dividends and distributions:
Dividends from net investment income	(.42)
Tax Return of Capital	(.01)
Distributions from net realized gains on investments	(.02)
Total dividends and distributions	(.45)
Net asset value, end of period	$9.95
Total return(b)	.21%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,628
Average net assets (000)	$20,088
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees (d)	1.22%(c)
Expenses, excluding distribution and service (12b-1) fees	.80%(c)
Net investment income (d)	3.91%(c)

(a) Commencement of offering new share class. Commencement date was August 22, 2005.
(b) Total return does not consider the effect of sales load. Total return is caluculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.40% and the net investment income ratio would have been 3.73% for the period ended July 31, 2006.

Large Capitalization Value Fund
Share Class	A	B	C
NASDAQ	PLVAX	TLCBX	TLCCX
CUSIP	862934403	862934502	862934601

Small Capitalization Value Fund
Share Class	A	B	C	L	M	X
NASDAQ	PZVZX	PZVBX	PZVCX	-	-	-
CUSIP	862934874	862934866	862934858	862934775	862934767	862934759

Total Return Bond Fund
Share Class	A	B	C	L	M	X
NASDAQ	TATRX	TBTRX	PTRCX	-	-	-
CUSIP	862934817	862934791	862934783	862934742	862934734	862934726

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19176 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.strategicpartners.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 19176 TELEPHONE (800) 778-8769

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

MFSP503A	Investment Company Act File No. 811-09439

Jennison Conservative Growth Fund

SEPTEMBER 29, 2006	PROSPECTUS

FUND TYPE

Large Capitalization Stock

OBJECTIVE

Seeks long-term capital appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
3	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
7	FEES AND EXPENSES
9	EXAMPLE
10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVES AND POLICIES
10	OTHER INVESTMENTS AND STRATEGIES
13	INVESTMENT RISKS
17	HOW THE FUND IS MANAGED
17	BOARD OF DIRECTORS
17	MANAGER
18	INVESTMENT SUBADVISER
18	PORTFOLIO MANAGERS
19	DISTRIBUTOR
19	DISCLOSURE OF PORTFOLIO HOLDINGS
20	FUND DISTRIBUTIONS AND TAX ISSUES
20	DISTRIBUTIONS
21	TAX ISSUES
22	IF YOU SELL OR EXCHANGE YOUR SHARES
24	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
24	HOW TO BUY SHARES
35	HOW TO SELL YOUR SHARES
38	HOW TO EXCHANGE YOUR SHARES
42	FINANCIAL HIGHLIGHTS
42	INTRODUCTION
43	CLASS A SHARES
44	CLASS B SHARES
45	CLASS C SHARES
Back Cover

RISK/RETURN SUMMARY

ABOUT THE FUND

This section highlights key information about the Jennison Conservative Growth Fund, which we refer to as the"Fund." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks of the Fund. While we make every effort to achieve the investment objective of the Fund, we can't guarantee success. Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the risks associated with the Fund, see "How the Fund Invests- Investment Risks."

The Fund's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase stocks of large companies we believe will experience earnings growth at a rate faster than that of the Russell 1000 Index. As of August 31, 2006, the Russell 1000 Index market capitalization range was approximately $1.4 billion to $409.4 billion. Market capitalization is measured at the time of purchase.

We normally invest at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase).

Effective on or about December 15, 2006, the Fund's investment policy will change. Effective on or about December 15, 2006, the Fund will normally invest at least 80% of its investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase).

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy.

PRINCIPAL RISKS

Market risk. Since the Fund invests primarily in common stocks, there is the risk that the price of a particular stock the Fund owns could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style risk. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns % (Class A Shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Fund's Class A shares from 1-1-06 to 6-30-06 was -4.25%.

BEST QUARTER:	WORST QUARTER:
19.05% 4th quarter of 2001	-26.04% 1st quarter of 2001

Average Annual Total Returns % (as of 12-31-05)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares	2.81	-6.98	-3.81	(11-3-99)
Class C shares	6.81	-6.80	-3.81	(11-3-99)

Class A Shares %
Return Before Taxes	2.59	-7.16	-3.98	(11-3-99)
Return After Taxes on Distributions	2.59	-7.16	-3.98	(11-3-99)
Return After Taxes on Distributions and Sale of Fund Shares	1.69	-5.94	-3.33	(11-3-99)

Index (reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index	5.26	-3.58	-4.52	(11-3-99)
S&P 500 Index	4.91	0.54	0.15	(11-3-99)
Lipper Average	4.84	-0.95	-0.34	(11-3-99)

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares the returns would have been lower.
° The S&P 500 - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. Source: Lipper Inc.
° The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earning ratios, lower dividend yields and higher forecasted growth rates. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Core Funds category. Source: Lipper Inc.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

FEES AND EXPENSES

That few tables shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fees	None	None	None
Exchange fee	None	None	None
Small balance account fee begining on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C
Management fees	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00
+ Other expenses	.68	.68	.68
= Total annual Fund operating expenses	1.68	2.38	2.38
- Fee waiver or expense reimbursement	.05	None	None
= Net annual Fund operating expenses	1.63	2.38	2.38

Notes to Fees and Expenses Table

°Your broker may charge you a separate or additional fee for purchases and sales of shares.
° Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The small balance account fee will also be charged on accounts invested in Class L, M or X shares if applicable (these share classes are currently not offered for sale). Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The Distributor of the Fund has contractually agreed through November 30, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.
° The management fee rate shown is based on the Fund's net assets as of the close of the Fund's fiscal year. The Fund's management fee schedule includes fee breakpoints which reduce the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's management fee schedule is set forth below:
0.70% to $500 million:
0.65% over $500 million to $1 billion;
0.60% over $1 billion

EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect except for the Distributor's reduction of service (12b-1) fees for Class A shares, which is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$707	$1,046	$1,408	$2,424
Class B shares	$741	$1,042	$1,370	$2,461
Class C shares	$341	$742	$1,270	$2,716

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$707	$1,046	$1,408	$2,424
Class B shares	$241	$742	$1,270	$2,461
Class C shares	$241	$742	$1,270	$2,716

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

Our portfolio managers seek to invest in large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, differentiated product or service and financial strength. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities.

Additional Information on Investments and Risk

For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve the Fund's objective, we can't guarantee success. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Foreign Securities. We may invest in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers. We do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Other Equity-Linked Investments. The Fund may invest in securities of exchange traded funds (ETFs) such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund's assets.

Short-Term Debt Obligations, Including Money Market Instruments. We may invest in investment-grade short-term debt obligations (such as those rated A-2 or above by Standard & Poor's Ratings Services or Prime-2 or above by Moody's Investors Service, Inc., respectively), including money market instruments. Money market instruments include the commercial paper of U.S. corporations, the obligations of U.S. banks (including foreign branches), certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Generally, debt obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. The Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. These are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Derivative Strategies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Initial Public Offerings. The Fund may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Fund depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on a Fund's performance.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of affiliated mutual funds (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended July 31, 2006 and 2005 were 173% and 69%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see the SAI.

Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund’s investments.

  Companies that normally pay dividends may not do so if they don’t have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments.

  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

US Government securities (percentage varies, and up to 100% on a temporary basis)
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can’t pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond’s quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund’s assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

Money market instruments (Up to 35% under normal circumstances; up to 100% on a temporary basis)
Risks	Potential Rewards

  Limits the Fund’s potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer.

May preserve the Fund’s assets.

When issued and delayed delivery securities (percentage varies; usually less than 10%)
Risks	Potential Rewards

  The value of securities may decrease before delivery occurs.

  The broker/dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

May enhance investment gains.

Borrowing (up to 331/3%)
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Illiquid Securities (up to 15% of net assets; usually less than 5%)
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

Foreign Securities (Up to 35% of investable assets)
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund’s investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Derivatives (up to 25% of investable assets)
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Short Sales (up to 25% of investable assets)
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales “against the box” give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

Exchange-traded funds (ETFs) (up to 10% of investable assets)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended July 31, 2006, the Fund paid PI management fees of .70% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of June 30, 2006, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $97.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreement(s) is available in the annual report to shareholders (for agreements approved during the six month period ended July 31) and in the semi-annual report to shareholders (for agreements approved during the six month period ended January 31).

INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended July 31, 2006 PI paid Jennison fees of .35% up to $1 billion and .325% over $1 billion of the Fund's average daily net assets. As of July 31, 2006, Jennison managed in excess of $70 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

PORTFOLIO MANAGERS

Blair A. Boyer, Kathleen A. McCarragher and Michael A. Del Balso are the portfolio managers of the Fund. Mr. Boyer generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr.Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the Fund since September 2005.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Fund since September 2005.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since September October 2005.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Trust has Distribution and Service Plans under Rule12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's ClassA, B and C shares.The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees - known as 12b-1fees - are shown in the "Fees and Expenses" tables.

Because the fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realizes net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15% with respect to noncorporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
We have obtained a legal opinion that the conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy shares of the Fund, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Fund's Transfer Agent, Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, shares of the Fund are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares of the Fund.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge (a CDSC) at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  The fact that Class A, Class B and Class C shares are available for direct purchase.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Multiple share classes let you choose a cost structure that may best meet your needs. Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use this chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C
Minimum purchase amount	$1,000	$1,000	$2,500
Minimum purchase amount beginning on or about November 17, 2006	$2,500	$2,500	$2,500
Minimum amount for subsequent purchases	$100	$100	$100
Maximum initial sales charge	5.5% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% (on investments of $1 million or more redeemed within 1 year)	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% (year 1)
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%

Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan (“AIP”) is $50. Effective on or about November 17, 2006: (i) the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000, and (ii) subsequent investments through newly-established AIP accounts must be at least $1,200 annually. Prior thereto, the minimum investment requirements do not apply to certain retirement and custodial accounts for minors.
° Beginning on or about November 17, 2006, if the value of your Class A, Class B, or Class C account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan (“AIP”) accounts or employee savings plan accounts. For more information, see “Fees and Expenses” and the table captioned “Shareholder Fees” in this Prospectus, and “Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee” in the Statement of Additional Information.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
°Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
°Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares. The Distributor of the Fund has contractually agreed until November 30, 2007 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,00 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and /or your spouse are legal guardian (e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiairies;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and

  for Class B, C, M and X shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Class L, M and X shares are only offered by certain JennisonDryden or Strategic Partners funds.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at net asset value for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment subadvisers of the JennisonDryden or Strategic Partners mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge.
The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial services firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions;

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares; and

  Amounts representing the cost of shares held beyond the CDSC period 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
Beginning on or about November 10, 2006, if the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the Statement of Additional Information. Note that beginning November 17, 2006, if the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the Statement of Additional Information.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. (MoneyMart). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange — and then sell — Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into MoneyMart, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights that follow are intended to help you evaluate the financial performance of the Fund for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

The financial highlights for the fiscal years ended July 31, 2006, 2005, and 2004 were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to July 31, 2004 were audited by another independent registered public accounting firm whose report on those financial highlights were unqualified.

Class A Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(c)	2005(c)	2004(c)	2003(c)	2002(c)
Net asset value, beginning of year	$7.71	$6.81	$6.55	$5.68	$8.45
Income (loss) from investment operations:
Net investment loss	(.06)	(.01)	(.05)	(.04)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.11	.91	.31	.91	(2.72)
Total from investment operations	.05	.90	.26	.87	(2.77)
Net asset value, end of year	$7.76	$7.71	$6.81	$6.55	$5.68
Total return(a)	.65%	13.22%	3.97%	15.32%	(32.78)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$13,925	$18,614	$22,195	$23,355	$19,187
Average net assets (000)	$16,620	$20,234	$24,075	$19,782	$27,440
Ratios to average net assets:
Expenses, including distribution fees and service (12b-1) fees(b)	1.63%	1.48%	1.43%	1.50%	1.36%
Expenses, excluding distribution fees and service (12b-1) fees	1.38%	1.23%	1.18%	1.25%	1.11%
Net investment loss	(.71)%	(.19)%	(.69)%	(.68)%	(.65)%
For Class A, B and C shares:
Portfolio turnover rate	173%	69%	53%	57%	74%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reflecting adjustment to conform to generally accepted accounting principles.
(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c) Calculations are made based upon average daily shares outstanding during the year.

CLASS B SHARES

The financial highlights for the fiscal years ended July 31, 2006, 2005, and 2004 were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to July 31, 2004 were audited by another independent registered public accounting firm whose report on those financial highlights were unqualified.

Class B Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(b)	2005(b)	2004(b)	2003(b)	2002(b)
Net asset value, beginning of year	$7.38	$6.58	$6.37	$5.56	$8.34
Income (loss) from investment operations:
Net investment loss	(.11)	(.06)	(.10)	(.08)	(.10)
Net realized and unrealized gain (loss) on investment transactions	.11	.86	.31	.89	(2.68)
Total from investment operations	.00	.80	.21	.81	(2.78)
Net asset value, end of year	$7.38	$7.38	$6.58	$6.37	$5.56
Total return(a)	.00%	12.16%	3.30%	14.57%	(33.33)%

Ratios/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$18,787	$25,440	$30,055	$32,505	$33,990
Average net assets (000)	$22,942	$27,444	$33,995	$30,456	$48,934
Ratios to average net assets:
Expenses,including distribution fees and service (12b-1) fees	2.38%	2.23%	2.18%	2.25%	2.11%
Expenses, excluding distribution fees and service (12b-1) fees	1.38%	1.23%	1.18%	1.25%	1.11%
Net investment loss	(1.45)%	(.93)%	(1.44)%	(1.42)%	(1.40)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reflecting adjustment to conform to generally accepted accounting principles.
(b) Calculations are made based upon average daily shares outstanding during the year.

CLASS C SHARES

The financial highlights for the fiscal years ended July 31, 2006, 2005, and 2004 were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose reports were unqualified. The financial highlights for the years ending prior to July 31, 2004 were audited by another independent registered public accounting firm whose report on those financial highlights were unqualified.

Class C Shares (fiscal years ended 7-31)
Per Share Operating Performance	2006(b)	2005(b)	2004(b)	2003(b)	2002(b)
Net asset value, beginning of year	$7.38	$6.58	$6.37	$5.56	$8.34
Income (loss) from investment operations:
Net investment loss	(.11)	(.06)	(.10)	(.08)	(.10)
Net realized and unrealized gain (loss) on investment transactions	.11	.86	.31	.89	(2.68)
Total from investment operations	.00	.80	.21	.81	(2.78)
Net asset value, end of year	$7.38	$7.38	$6.58	$6.37	$5.56
Total return(a)	.00%	12.16%	3.30%	14.57%	(33.33)%

Ratio/Supplemental Data	2006	2005	2004	2003	2002
Net assets, end of year (000)	$27,128	$35,714	$45,695	$53,817	$53,328
Average net assets (000)	$32,119	$40,132	$53,712	$49,591	$78,451
Ratios to average net assets:
Expenses,including distribution fees and service (12b-1) fees	2.38%	2.23%	2.18%	2.25%	2.11%
Expenses, excluding distribution fees and service (12b-1) fees	1.38%	1.23%	1.18%	1.25%	1.11%
Net investment loss	(1.45)%	(.92)%	(1.44)%	(1.43)%	(1.40)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reflecting adjustment to conform to generally accepted accounting principles.
(b) Calculations are made based upon average daily shares outstanding during the year.

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19176 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 19176 TELEPHONE (800) 778-8769

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Jennison Conservative Growth Fund
Share Class	A	B	C
NASDAQ	TBDAX	TBDBX	TBDCX
CUSIP	862934106	862934205	862934304

MF503A	Investment Company Act File No. 811-09439

Strategic Partners Style Specific Funds

SEPTEMBER 29, 2006	STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Strategic Partners Style Specific Funds (the "Funds") is not a prospectus and should be read in conjunction with the Prospectus of the Funds dated September 29, 2006, and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Funds' Prospectus is incorporated by reference into this SAI, and Part I of this SAI and the portions of Part II of this SAI that relate to the Funds have been incorporated by reference into the Fund's Prospectus. The portions of part II of this SAI that do not relate to the Funds do not form a part of the Funds' SAI, have not been incorporated by reference into the Funds' Prospectus and should not be relied upon by investors in the Funds. The Funds' audited financial statements are incorporated into this SAI by reference to the Funds' 2006 Annual Report (File No. 811-09439). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

MFSP503B

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
5	INVESTMENT RESTRICTIONS
6	INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS
10	MANAGEMENT & ADVISORY ARRANGEMENTS
22	OTHER SERVICE PROVIDERS
22	DISTRIBUTION OF FUND SHARES
25	COMPUTATION OF OFFERING PRICE PER SHARE
25	PORTFOLIO TRANSACTIONS & BROKERAGE
28	ADDITIONAL INFORMATION
30	PRINCIPAL SHAREHOLDERS
30	FINANCIAL STATEMENTS
31	PART II
31	INVESTMENT RISKS AND CONSIDERATIONS
54	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
59	NET ASSET VALUE
60	SHAREHOLDER SERVICES
63	TAXES, DIVIDENDS AND DISTRIBUTIONS
69	DISCLOSURE OF PORTFOLIO HOLDINGS
70	PROXY VOTING
71	CODES OF ETHICS
71	APPENDIX I: DESCRIPTION OF BOND RATINGS
75	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER(S)

PART I

INTRODUCTION

Part I of this SAI sets forth information about each of the Funds. It provides information about certain of the securities, instruments, policies and strategies that are used by each Fund in seeking to achieve its objective. Part I of this SAI also provides additional information about the Funds' Board of Trustees (hereafter referred to as "Directors"), the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund.

Part II of this SAI includes explanations describing the securities, instruments, policies and strategies used by each Fund that are identified in Part I. Part II of this SAI also sets forth other important information about the Funds. Part I should be read in conjunction with the Prospectus and those portions of Part II of this SAI that pertain to each Fund. Strategic Partners Style Specific Funds consist of the following Funds: Jennison Conservative Growth Fund (Conservative Growth Fund) Strategic Partners Large Capitalization Value Fund (Large Cap Value Fund) Strategic Partners Small Capitalization Value Fund (Small Cap Value Fund) Strategic Partners Total Return Bond Fund (Total Return Bond Fund)

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

Strategic Partners Style Specific Funds is an open-end management investment company. Each Fund is classified as a diversified fund.

The following table identifies certain of the investments and investment strategies that the Funds may use. The categories checked in the table below do not represent an exclusive list of the investments and investment strategies that the Funds may use. The "Investment Risks and Considerations" Section in Part II of the SAI includes a detailed and complete overview of each permissible investment and investment strategy, as well as the risks and considerations associated with these investments and investment strategies.

A Fund also may invest from time to time in certain types of investments and strategies that are either not listed below or are not identified below as relating to a Fund. A Fund may not be successful in achieving its objective and you could lose money.

Portfolio Investments and Strategies
	Conservative Growth Fund	Large Cap Value Fund	Small Cap Value Fund	Total Return Bond Fund
Asset-Backed Securities		x	x	x
Precious Metal-Related Securities
Borrowing and Leverage	x	x	x	x
Convertible Securities	x	x	x	x
Corporate Loans				x
Debt Securities	x			x
Depositary Receipts	x
Derivatives	x			x
Hedging				x
Indexed & Inverse Securities				x
Swap Agreements	x			x
Credit Default Swap Agreements				x
Credit-Linked Securities				x
Total Return Swap Agreements				x
Options on Securities & Securities Indices	x			x
Call Options	x			x
Put Options	x			x
Types of Options	x			x
Futures	x			x
Foreign Exchange Transactions	x			x
Forward Foreign Exchange Transactions	x			x
Currency Futures				x
Currency Options	x			x
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives	x			x
Credit Risk				x
Currency Risk				x
Leverage Risk				x
Liquidity Risk				x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives
Distressed Securities
Foreign Investment Risk	x	x		x
Foreign Economy Risk	x	x		x
Currency Risk and Exchange Risk	x	x		x
Governmental Supervision and Regulation/Accounting Standards	x	x		x
Certain Risks of Holding Fund Assets Outside the United States	x	x		x
Settlement Risk	x	x		x
Illiquid or Restricted Securities	x	x	x	x
Initial Public Offerings	x	x
Investment in Other Investment Companies	x	x	x	x
Exchange-Traded Funds	x	x	x	x
Investment in Emerging Markets				x
Restrictions on Certain Investments
Risks of Investing in Asia-Pacific Countries
Risks of Investments in Russia
Junk Bonds				x
Money Market Instruments	x	x	x	x
Mortgage-Backed Securities				x
Municipal Securities				x
Real Estate-Related Securities
Real Estate Investment Trusts (REITs)		x
Repurchase Agreements	x	x	x	x
Reverse Repurchase Agreements and Dollar Rolls				x
Securities Lending	x			x
Securities of Smaller or Emerging Growth Companies
Short Sales and Short Sales Against-the-Box	x			x
Sovereign Debt				x
Standby Commitment Agreements
Stripped Securities				x
Structured Notes				x
Supranational Entities				x
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x
U.S. Government Securities	x	x	x	x
Warrants and Rights				x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x
Zero Coupon Bonds	x	x	x	x

Set forth below are specific limitations or restrictions which are applicable to a Fund's investments identified in the preceding table:

  Each Fund may invest up to 10% of its investable assets in securities of exchange-traded funds (ETFs).

  Large Cap Value Fund and Small Cap Value Fund may invest in corporate and other debt obligations rated A or better, except that Total Return Bond Fund may invest in securities rated B or better or determined by the subadviser to be of comparable quality.

  Conservative Growth Fund may invest up to 35% of its investable assets in foreign equity and debt securities, obligations of foreign branches of U.S. banks and securities issued by foreign governments.

  Total Return Bond Fund may invest up to 5% of its total assets in event-linked bonds.

  Conservative Growth Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's investable assets.

  Total Return Bond Fund may borrow from banks or through dollar rolls or reverse repurchase agreements no more than 33 1/3% of total assets for temporary or emergency or extraordinary purposes, for the clearance of transactions or to take advantage of investment opportunities. All other Portfolios may borrow up to 33 1/3% of total assets for temporary, extraordinary, or emergency purposes or for the clearance of transactions.

  Total Return Bond Fund may invest up to 10% of its net assets in municipal securities.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" for this purpose means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Fund. A Fund may not: 1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). 2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security. 3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. 4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner. 5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. 6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit. 7. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective. For purposes of investment restriction number 2, under the 1940 Act, a Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement. The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the affected Fund's voting securities. Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions. As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

Strategic Partners Style Specific Funds will provide 60 days' prior written notice to shareholders of a change in any Fund's non-fundamental policy of investing a certain percentage of its "investable assets" (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Fund's name. As a non-fundamental operating policy, a Fund may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions as described in this SAI and (b) pursuant to an SEC exemptive order, each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund. As a non-fundamental operating policy, a Fund may not make investments for the purpose of exercising control or management.

INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS

Information about Fund Directors/Trustees (referred to herein as "Directors") and Officers is set forth below. Directors who are not deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of a Fund are referred to as "Interested Directors." The Directors are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Directors
Name, Address, Age, Position(s) No. of Portfolios Overseen:	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (54) Director No. of Portfolios Overseen: 82	President and Chief Executive Oficer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Director of Dynegy Inc. (energy services) (since September 2002), Simon Property Group, Inc. (real estate investment trust) (since May 2003) and Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72) Director No.of Portfolios Overseen: 86

Formerly Director (January 2000–May 2000), Chairman (January 1999–December 1999), Chairman and Chief Executive Officer (January 1998–December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983–1997).

None.
Robert E. La Blanc (72) Director No.of Portfolios Overseen: 85	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003)(telecom company).

Douglas H. McCorkindale (67) Director No. of Portfolios Overseen: 85

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001)
Richard A. Redeker (63) Director No. of Portfolios Overseen: 85	Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (66) Director and Chairman No of Portfolios Overseen: 85	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Director of BellSouth Corporation (since 1992).
Stephen G. Stoneburn (63) Director No. of Portfolios Overseen: 85

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.
Clay T. Whitehead (67) Director No. of Portfolios Overseen: 85	President (since 1983) of YCO (new business development firm).	None.

Interested Directors
Judy A. Rice (58) Director & President No. of Portfolios Overseen: 81

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

None.
Robert F. Gunia (59) Director & Vice President No. of Portfolios Overseen: 158

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Style Specific Funds -- Director Length of Service
Linda W. Bynoe	David E.A. Carson	Robert E. La Blanc	Douglas H. McCorkindale	Richard A. Redeker	Robin B. Smith	Stephen G. Stoneburn	Clay T. Whitehead	Judy A. Rice	Robert F. Gunia
Director Since 2005	Director Since 2003	Director Since 1999	Director Since 1999	Director Since 2003	Director Since 2003	Director Since 1999	Director Since 1999	Director Since 2000 and President Since 2003	Director Since 1999 and Vice President Since 1999

Fund Officers
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (53) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (35) Assistant Secretary	Vice President and Corporate Counsel (since 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown and Wood LLP (1997-2005).
Lee D. Augsburger (47) Chief Compliance Officer

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (42) Assistant Treasurer	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 - June 2000).
M. Sadiq Peshimam (42) Assistant Treasurer	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.
Helene Gurian (52) Acting Anti-Money Laundering Compliance Officer	Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001- May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

Strategic Partners Style Specific Funds -- Officer Length of Service
Kathryn L. Quirk	Deborah A. Docs	Jonathan D. Shain	Claudia DiGiacomo	John P. Schwartz	Lee D. Augsburger	Grace C. Torres	Jack Benintende	M. Sadiq Peshimam	Helene Gurian
Chief Legal Officer Since 2005	Secretary Since 2005	Assistant Secretary since 2005	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Chief Compliance Officer Since 2004	Treasurer and Principal Financial and Accounting Officer Since	Assistant Treasurer Since 2006	Assistant Treasurer Since 2006	Acting Anti-Money Laundering Compliance Officer Since 2006

Explanatory Notes to Tables:

  Directors are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Directors or Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

  "No. of Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the American Skandia Trust.

Compensation of Directors and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

Each Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, a Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. A Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the indicated Fund(s) for the Fund(s') most recently completed fiscal year to the Independent Directors for service on the Fund(s') Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Directors and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

Compensation Received by Independent Directors -- Strategic Partners Style Specific Funds
Name***	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Linda W. Bynoe	$5,972	None	None	$179,000 (34/82)*
David E.A. Carson	$6,203	None	None	$190,000 (37/86)*
Robert E. La Blanc	$6,113	None	None	$179,000 (36/85)*
Douglas H. McCorkindale**	$5,808	None	None	$170,000 (35/85)*
Richard A. Redeker	$6,293	None	None	$184,000 (35/85)*
Robin B. Smith**	$6,466	None	None	$193,000 (36/85)*
Stephen G. Stoneburn**	$6,107	None	None	$179,000 (36/85)*
Clay T. Whitehead	$5,888	None	None	$174,000 (36/85)*
Nancy Teeters****	$2,213	None	None	$160,000

Explanatory Notes to Director Compensation Table

*Shows number of funds/portfolios in existence as of the most recently completed calendar year. **Although the last column shows the total amount paid to Directors from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Directors, in total, or in part, under the Fund's deferred fee agreement. The earnings in 2005 on amounts deferred through the end of the most recently completed calendar year amounted to $18,629, $233,108, $19,719 and $374,645 for Ms. Bynoe, Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively. ***Directors and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund(s) and therefore are not shown in the compensation table. ****Director Emeritus.

Board Committees. The Board of Directors (the Board) has established three standing committees in connection with governance of each Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead, and Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund(s). The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund(s). The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. La Blanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Strategic Partners Investment Committees. In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Strategic Partners Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Director sits on one of the two Committees. The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Stoneburn and Whitehead. The Strategic Partners Investment Committee consists of Messrs. La Blanc, Gunia, McCorkindale (Chair) and Redeker and Ms. Smith (ex-officio).

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering director nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of each Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Nominating & Governance Committee	JennisonDryden Investment Committee	Strategic Partners Investment Committee
Strategic Partners Style Specific Funds	4	4	4	4

Share Ownership. Information relating to each Director's share ownership in the indicated Fund(s) and in all registered funds in the PI-advised funds that are overseen by the respective Director as of the most recently completed calendar year is set forth in the charts below.

Director Share Ownership--Strategic Partners Style Specific Funds
Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Linda W. Bynoe	-	Over $100,000
David E.A. Carson	-	Over $100,000
Robert E. La Blanc	-	Over $100,000
Douglas H. McCorkindale	-	Over $100,000
Richard A. Redeker	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Clay T. Whitehead	-	Over $100,000
Judy A. Rice	-	Over $100,000
Robert F. Gunia	-	Over $100,000

None of the Independent Directors, or any member of his / her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with the Board of Directors. Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund(s), comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of June 30, 2006, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $97.6 billion.

PI is a wholly-owned subsidiary of PIFM Holdco., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund(s) (the Management Agreement), PI, subject to the supervision of the Fund(s') Board and in conformity with the stated policies of the Fund(s), manages both the investment operations of each Fund and the composition of the Fund(s') portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the Custodian) and PMFS. The management services of PI to each Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Independent Directors;

  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Directors;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; and

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the approximate management fees received by PI from the indicated Fund(s) for the indicated fiscal years.

Management Fees Paid by the Funds
Fund Name	Fee Rate	2006	2005	2004
Conservative Growth	0.70% on first $500 million; 0.65% on next $500 million; 0.60% over $1 billion	$501,763	$614,675	$782,470
Large Cap Value	0.70% on all assets	$539,347	$469,743	$403,013
Small Cap Value	0.70% on all assets	$2,274,035	$588,282	$378,488
Total Return Bond	0.50% on all assets	$1,455,524	$502,260	$590,373

Subadviser(s). PI has entered into a Subadvisory Agreement with the investment subadviser (Subadviser(s)) named in the tables below. The Subadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing the assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

As discussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replace the Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval. The Subadvisory Agreement(s) provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below sets forth the applicable fee rate(s) and the subadvisory fees received by the Subadviser(s) from PI for the indicated fiscal years:

Subadvisors and Subadvisory Fee Rates
Fund Name	Subadvisor	Fee Rate
Conservative Growth	Jennison Associates LLC	0.350% to $1 billion; 0.325% over $1 billion
Large Cap Value	J.P. Morgan Investment Management, Inc.	0.30% to $300 million; 0.250% over $300 million
	Hotchkis and Wiley Capital Management, LLC	0.30% on all assets
	NFJ Investment Group	0.40% to $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million
Small Cap Value	NFJ Investment Group	0.40% on all assets
	EARNEST Partners LLC	0.40% on all assets
	Vaughan Nelson Investment Management, LP	0.40% to $250 million; 0.35% over $250 million
	J.P. Morgan Investment Management, Inc.	0.40% on all assets
	Lee Munder Investments, Ltd.	0.40% on all assets
Total Return Bond	Pacific Investment Management Company LLC	0.25% on all assets

Notes to Subadvisory Fee Table J.P. Morgan Investment Management, Inc.: For purposes of the fee calculation, the assets managed by J.P. Morgan Investment Management, Inc. in the Large Cap Value Fund will be aggregated with the assets managed by J.P. Morgan Investment Management, Inc. in the large capitalization value equity sleeves of each of the Strategic Partners Asset Allocation Funds and The Target Portfolio Trust--Large Capitalization Value Portfolio. NFJ Investment Group: For purposes of the fee calculation, the assets managed by NFJ Investment Group in the Large Cap Value Fund will be aggregated with the assets managed by NFJ Investment Group in the Small Cap Value Fund, The Target Portfolio Trust--Small Capitalization Value Portfolio, The Target Portfolio Trust --Large Capitalization Value Portfolio, and the assets managed by NFJ Investment Group in the large cap value sleeves of each of the Target Asset Allocation Funds.

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2006	2005	2004
Conservative Growth	Jennison Associates LLC	$250,882	$29,550	--
	Columbus Circle Investors	--	116,941	$167,672
	Oak Associates, Ltd.	--	116,941	167,672
Large Cap Value	J.P. Morgan Investment Management, Inc.	$110,551	$94,834	$78,998
	Hotchkis and Wiley Capital Management LLC	$158,150	$106,484	$90,716
	NFJ Investment Group
Small Cap Value	NFJ Investment Group	$421,134	$154,979	$102,592
	EARNEST Partners LLC	$473,462	$171,929	$113,687
	Vaughan Nelson Investment Management, LP	$156,595	--	--
	J.P. Morgan Investment Management, Inc.	$142,251	$2,386	--
	Lee Munder Investments Ltd.	$141,684	$6,869	--
Total Return Bond	Pacific Investment Management Company LLC	727,762	251,130	295,187

Additional Information About the Portfolio Managers -- Other Accounts and Ownership of Fund Securities. The following tables set forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s') portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recently completed fiscal year. The tables show, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

The following tables also set forth the dollar range of equity securities of the indicated Fund(s) beneficially owned by the portfolio manager(s) as of the Fund(s') most recently completed fiscal year.

Conservative Growth Fund
Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Jennison Associates LLC	Blair A. Boyer	4 Registered Mutual Funds with $4,271.4 million in total assets under management.	6 Unregistered Pooled Investment Vehicles with $774.4 million in assets under management.	22 Other Accounts** with $2,207.9 million in total assets under management.	None
	Michael A. Del Balso	13 Registered Mutual Funds with $9,784.6 million in total assets under management.	5 Unregistered Pooled Investment Vehicles with $1,405.3 million in assets under management.	17 Other Accounts*** with $1,221.8 million in total assets under management.	None
	Kathleen A. McCarragher	12 Registered Mutual Funds with $8,148.6 million in total assets under management.	5 Unregistered Pooled Investment Vehicles with $485.5 million in assets under management.	47 Other Accounts with $5,254.9 million in total assets under management.	None

*None of the accounts managed are subject to performance fees. **Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio. ***Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Large Cap Value Fund
Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Raffaele Zingone	8 Registered Mutual Funds with $1,745 million in total assets under management.	2 Unregistered Pooled Investment Vehicles with $2,136 million in assets under management.	16 Other Accounts with $10,006 million in total assets under management.	None
	Terence Chen	6 Registered Mutual Funds with $1,218 million in total assets under management.	6 Unregistered Pooled Investment Vehicles with $1,571 million in assets under management.	9 Other Accounts with $4,185 million in total assets under management.	None
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	17 Registered Mutual Funds with $16.1 billion in total assets under management. 1 Registered Mutual Fund with $2.3 billion in total assets under management.	10 Unregistered Pooled Investment Vehicles with $1.2 billion in assets under management.	164 Other Accounts with $14.2 billion in total assets under management. 6 Other Accounts with $1.1 billion in total assets under management.	None
	George Davis	17 Registered Mutual Funds with $16.1 billion in total assets under management. 1 Registered Mutual Fund with $2.3 billion in total assets under management.	10 Unregistered Pooled Investment Vehicles with $1.2 billion in assets under management.	164 Other Accounts with $14.2 billion in total assets under management. 6 Other Accounts with $1.1 billion in total assets under management.	None
	Joe Huber	17 Registered Mutual Funds with $16.1 billion in total assets under management. 1 Registered Mutual Fund with $2.3 billion in total assets under management.	10 Unregistered Pooled Investment Vehicles with $1.2 billion in assets under management.	164 Other Accounts with $14.2 billion in total assets under management. 6 Other Accounts with $1.1 billion in total assets under management.	None
	Patricia McKenna	17 Registered Mutual Funds with $16.1 billion in total assets under management. 1 Registered Mutual Fund with $2.3 billion in total assets under management.	10 Unregistered Pooled Investment Vehicles with $1.2 billion in assets under management.	164 Other Accounts with $14.2 billion in total assets under management. 6 Other Accounts with $1.1 billion in total assets under management.	None
	Stan Majcher	17 Registered Mutual Funds with $16.1 billion in total assets under management. 1 Registered Mutual Fund with $2.3 billion in total assets under management.	10 Unregistered Pooled Investment Vehicles with $1.2 billion in assets under management.	164 Other Accounts with $14.2 billion in total assets under management. 6 Other Accounts with $1.1 billion in total assets under management.	None
NFJ Investment Group	Ben Fischer, CFA	8 Registered Mutual Funds with $2.2 billion in total assets under management.	8 Unregistered Pooled Investment Vehicles with $222.7 million in assets under management.	24 Other Accounts with $1.4 billion in total assets under management.	None
	Chris Najork, CFA	1 Registered Mutual Funds with $179.2 million in total assets under management.	1 Unregistered Pooled Investment Vehicles with $48.4 million in assets under management.	5 Other Accounts with $691.0 million in total assets under management.	None
	Paul Magnuson	5 Registered Mutual Funds with $4.4 billion in total assets under management.	5 Unregistered Pooled Investment Vehicles with $119 million in assets under management.	3 Other Accounts with $996.5 million in total assets under management.	None

Small Cap Value Fund
Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
NFJ Investment Group	Ben Fischer, CFA	8 Registered Mutual Funds with $2.2 billion in total assets under management.	8 Unregistered Pooled Investment Vehicles with $222.7 million in assets under management.	24 Other Accounts with $1.4 billion in total assets under management.	None
	Cliff Hoover, CFA	4 Registered Mutual Funds with $4.4 billion in total assets under management.	10 Unregistered Pooled Investment Vehicles with $422.2 million in assets under management.	5 Other Accounts with $212.9 million in total assets under management.	None
	Paul Magnuson	5 Registered Mutual Funds with $4.4 billion in total assets under management.	5 Unregistered Pooled Investment Vehicles with $119 million in assets under management.	3 Other Accounts with $996.5 million in total assets under management.	None
EARNEST Partners LLC	Paul E. Viera, Jr.	12 Registered Mutual Funds with $3.1 billion in total assets under management.	2 Unregistered Pooled Investment Vehicles with $28.5 million in assets under management.	301 Other Accounts with $17 billion in total assets under management. 9 Other Accounts with $629.5 million in total assets under management.	None
Lee Munder Investments, Ltd.	R. Todd Vingers	5 Registered Mutual Funds with $581.3 million in total assets under management.	5 Unregistered Pooled Investment Vehicles with $28.5 million in assets under management.	49 Other Accounts with $723.3 million in total assets under management. 4 Other Accounts with $135 million in total assets under management.	None
J.P. Morgan Investment Management, Inc.	Christopher T. Blum	16 Registered Mutual Funds with $4,116 million in total assets under management.	7 Unregistered Pooled Investment Vehicles with $729 million in assets under management.	7 Other Accounts with $627 million in total assets under management.	None
	Dennis Ruhl	16 Registered Mutual Funds with $4,116 million in total assets under management.	7 Unregistered Pooled Investment Vehicles with $729 million in assets under management.	7 Other Accounts with $627 million in total assets under management.	None
Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	12 Registered Mutual Funds with $424.3 million in total assets under management.	2 Unregistered Pooled Investment Vehicles with $22.9 million in assets under management.	64 Other Accounts with $1,176.2 million in total assets under management.	None
	Scott J. Weber, CFA	12 Registered Mutual Funds with $424.3 million in total assets under management.	2 Unregistered Pooled Investment Vehicles with $22.9 million in assets under management.	64 Other Accounts with $1,176.2 million in total assets under management.	None

Total Return Bond Fund
Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	William H. Gross, CFA	33 Registered Mutual Funds with $130.4 billion in total assets under management.	17 Unregistered Pooled Investment Vehicles with $6.2 billion in assets. under management. 3 Unregistered Pooled Investment Vehicles with $669.2 million in assets under management.	42 Other Accounts with $20.1 billion in total assets under management. 21 Other Accounts with $18.9 billion in total assets under management.	None

Additional Information About the Portfolio Managers -- Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

EARNEST Partners LLC Compensation

EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

Conflicts of Interest

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Hotchkis and Wiley Capital Management LLC (HWCM)

Compensation Disclosure

Portfolio Managers of the Portfolio are supported by the full research team of HWCM. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Portfolio or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM's overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by the total amount of HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

The majority of the Portfolio Managers own equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

Description of Material Conflicts of Interest

The Portfolio is managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

J.P. Morgan Investment Management, Inc.

1. Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

2. Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Jennison Associates LLC Portfolio Manager Compensation Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for each portfolio manager:

  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 1000® Growth Index and Standard Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

  Historical and long-term business potential of the product strategies;

  Qualitative factors such as teamwork and responsiveness; and

  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Conflicts of Interest In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, some accounts have higher fee structures than others, and some accounts are subject to performance-based fees. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Lee Munder Investments, Ltd.

Compensation

Portfolio managers at Lee Munder Investments Ltd. ("LMIL") are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles.

Conflicts of Interest

LMIL's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unrestricted partnerships. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

LMIL has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, LMIL has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, LMIL has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. LMIL conducts periodic reviews of trades for consistency with these policies.

NFJ Investment Group, LP Compensation Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful job performance and growth in assets under management. All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual. Our compensation levels are on par with other industry firms. Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc. Compensation is fixed and is not based on the fund's performance or the assets held in the fund's portfolio. All NFJ employees at the same level are compensated in the same way. There is no difference between the structure and method used to compensate the portfolio manager assigned to the fund's account and other portfolio managers in the Company.

Conflicts of Interest

Being an investment manager with multiple clients, there could be the potential conflict of interest while managing both the Funds and other accounts at the same time. Listed below are potential conflicts that an investment professional could face. NFJ has implemented compliance policies and procedures to attempt to address these potential issues.There is the potential conflict that a more attractive investment could be allocated to a higher fee paying account. A conflict could also arise if a disproportionate share amount of a security that is likely to increase in value is allocated to a favored account. NFJ has established allocation procedures to address fair and equitable allocation of all trades.

Pacific Investment Management Company LLC

Portfolio Manager Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

  Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

  Amount and nature of assets managed by the portfolio manager;

  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

  Contributions to asset retention, gathering and client satisfaction;

  Contributions to mentoring, coaching and/or supervising; and

  Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Vaughan Nelson Investment Management, LP Compensation at Vaughn Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firms's retirement plan. The variable bonus component, as a whole for all portfolio managment professionals, is based upon a percentage of the firm's operating profit, as defined. Each portfolio management professional's participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contributions to the firm's retirement plan is based on a percentage (at the discretion of the Vaughn Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portion of the Target Portfolio Trust - Small Cap Value Portfolio may be presented with the following potential conflicts: 1) a conflict between the investment strategy of the Target Portfolio Trust - Small Cap Value Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy; 2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Target Portfolio Trust - Small Cap Value Portfolio ; and 3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Target Portfolio Trust - Small Cap Value Portfolio and other managed accounts for which advisory fees are based upon the performance of the account Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

OTHER SERVICE PROVIDERS

Custodians. The Bank of New York (BONY), One Wall Street, New York, New York 10286, and PFPC Trust Company (PFPC), 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for the Funds' portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Funds. Subcustodians provide custodial services for any foreign assets held outside the United States. The table below identifies the Custodian for each Fund as of the most recently completed fiscal year.

Fund Custodians
Fund	Custodian
Conservative Growth Fund	BONY
Large Cap Value Fund	PFPC
Small Cap Value Fund	PFPC
Total Return Bond Fund	PFPC

Transfer Agent. Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 annually for each manually-established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

For the most recently completed fiscal year, each Fund incurred the following fees for services provided by PMFS:

Fees Paid to PMFS
Fund Name	Amount
Conservative Growth Fund	$104,600
Large Cap Value Fund	108,900
Small Cap Value Fund	331,000
Total Return Bond Fund	467,117

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the fiscal years ended July 31, 2006, 2005, and 2004 and in that capacity will audit the annual financial statements for the next fiscal year. Other accountants previously served as the independent registered public accounting firm.

DISTRIBUTION OF FUND SHARES

Distributor. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Funds. The Distributor is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class L Plan the Class M Plan, the Class X Plan and the New Class X Plan, collectively, the Plans) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B, Class C, Class L, Class M, Class X, and New Class X shares.

NOTE: Class L, Class M, Class X and New Class X shares are only available for those Funds specifically indicated below.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.

Distribution expenses attributable to the sale of Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares of a Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by the Fund under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of a Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.

For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares For the most recently completed fiscal year, the Distributor also received initial sales charges attributable to Class A shares. The amounts received by the Distributor are detailed in the table below.

Class B and Class C Sales Charge and Distribution Expense Information. Under the Class B and Class C Plans, a Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

For the most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received by the Distributor are detailed in the table below.

Class L, Class M, Class X and Class New X Sales Charge and Distribution Expense Information. NOTE: THE CLASS L, CLASS M, CLASS X AND CLASS NEW X PLANS ARE APPLICABLE ONLY TO SMALL CAP VALUE FUND AND TOTAL RETURN BOND FUND.

Under the Class L Plan, Small Cap Value Fund and Total Return Bond Fund pay the Distributor at an annual rate of up to 0.50% of each Fund's average daily net assets attributable to the Class L shares. The Class L Plan provides that (1) up to .25% of the average daily net assets of the Class L shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class L shares.

Under the Class M, Class X and New Class X Plans, Small Cap Value Fund and Total Return Bond Fund pay the Distributor for its distribution-related expenses with respect to these shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M, Class X and New Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M, Class X and Class New X shares, respectively, may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed 1.00% of the average daily net assets of the Class M, Class X and New Class X shares, respectively. The amounts received by the Distributor are detailed in the table below.

Payments Received by the Distributor
	Conservative Growth Fund	Large Cap Value Fund	Small Cap Value Fund	Total Return Bond Fund
Class A Distribution and service (12b-1) fees	$41,549	$70,727	$216,546	$99,589
Class A Initial Sales Charges	38,200	126,700	630,500	92,200
Class A Contingent Deferred Sales Charges (CDSC's)	N/A	N/A	N/A	N/A
Class B Distribution and service (12b-1)fees	229,416	268,438	316,642	304,396
Class B Contingent Deferred Sales Charges (CDSC's)	36,700	39,000	42,800	84,000
Class C Distribution and service (12b-1) fees	321,191	219,148	894,708	392,995
Class C Contingent Deferred Sales Charges (CDSC's)	1,400	1,200	14,100	4,900
Class L Distribution and service (12b-1)fees	N/A	N/A	135,407	138,257
Class L Contingent Deferred Sales Charges (CDSC's)	N/A	N/A	N/A	N/A
Class M Distribution and service (12b-1) fees	N/A	N/A	692,698	1,125,126
Class M Contingent Deferred Sales Charges (CDSC's)	N/A	N/A	190,300	522,000
Class X Distribution and service (12b-1)fees	N/A	N/A	211,483	78,532
Class X Contingent Deferred Sales Charges (CDSC's)	N/A	N/A	37,700	49,900

Fund	Printing and Mailing Prospectuses to Other Than Current Shareholders	Commission Payments to Financial Advisers of Distributor	Overhead Costs of Distributor*	Compensation to Distributor for Commission Payments to Representatives and Other Expenses*	Approximate Total Amount Spent By Distributor on Behalf of Fund

Conservative Growth Fund - Class B Shares	$1,900	$57,200	$15,700	$13,800	$88,600
Conservative Growth Fund - Class C Shares	$2,600	$317,500	$14,100	$100	$334,300
Large Cap Value Fund - Class B Shares	$1,000	$66,700	$14,700	$21,100	$103,500
Large Cap Value Fund - Class C Shares	$800	$192,200	$10,200	$600	$203,800
Small Cap Value Fund - Class B Shares	$400	$40,100	$41,600	$76,500	$158,600
Small Cap Value Fund - Class C Shares	$1,300	$45,300	$30,200	$553,200	$630,000
Total Return Bond Fund - Class B Shares	$741	$26,781	$9,341	$119,830	$156,693
Total Return Bond Fund - Class C Shares	$1,010	$31,500	$12,798	$355,625	$400,933
Small Cap Value Fund - Class L Shares	N/A	N/A	N/A	$117,800	$117,800
Small Cap Value Fund - Class M Shares	N/A	N/A	N/A	$34,900	$34,900
Small Cap Value Fund - Class X Shares	N/A	N/A	N/A	$21,300	$21,300
Total Return Bond Fund - Class L Shares	N/A	N/A	N/A	$118,488	$118,488
Total Return Bond Fund - Class M Shares	N/A	N/A	N/A	$31,206	$31,206
Total Return Bond Fund - Class X Shares	N/A	N/A	N/A	$12,839	$12,839

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund(s). Fee waivers and subsidies will increase a Fund's total return.

Payments to Financial Services Firms. As described in the Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenue sharing payments of more than $10,000 in calendar year 2005 for marketing and product support of the Fund and other JennisonDryden and/or Strategic Partners funds as described above.

Linsco Private Ledger Securities America UBS Financial Services Smith Barney Morgan Stanley Merrill Lynch Wachovia Bisys MidAtlantic Capital Corp. Nationwide Financial Services Wilmington Trust Co Mellon HR Solutions Stanton Trust Company

COMPUTATION OF OFFERING PRICE PER SHARE

Using the net asset value of each Fund at July 31, 2006, the offering prices of the Funds' shares are as follows:

Offering Price Per Share
	Conservative Growth Fund	Large Cap Value Fund	Small Cap Value Fund	Total Return Bond Fund
Class A
NAV and redemption price per Class A share	$7.06	$14.03	$17.30	$9.96
Maximum initial sales charge	.45	.82	1.01	.47
Maximum offering price to public	$8.21	$14.85	$18.31	$10.43
Class B
NAV, offering price and redemption price per Class B share	$7.38	$13.69	$16.18	$9.95
Class C
NAV, offering price and redemption price per Class C share	$7.38	$13.69	$16.18	$9.96
Class Z
NAV, offering price and redemption price per Class Z share	N/A	N/A	N/A	N/A
Class L
NAV and redemption price per Class L share	N/A	N/A	$17.28	$9.96
Maximum initial sales charge (5.75% and 4.25% of offering price, respectively)	N/A	N/A	1.05	.44
Maximum offering price to public	N/A	N/A	$18.33	$10.40
Class M
NAV, offering price and redemption price per Class M share	N/A	N/A	$16.18	$9.96
Class X
NAV, offering price and redemption price per Class X share	N/A	N/A	$16.19	$9.95

PORTFOLIO TRANSACTIONS & BROKERAGE

Each Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits a Fund, the Manager, and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of a Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term "Manager" includes the investment adviser. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC ("Prudential Equity") and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market (or OTC), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities or Prudential Equity acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities and Prudential Equity may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non- interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities and Prudential Equity may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities and Prudential Equity from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities and Prudential Equity by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth approximate information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) for the indicated fiscal years:

Conservative Growth Fund
	2006	2005	2004
Total brokerage commissions paid by the Fund	$105,350	$185,774	$218,131
Total brokerage commissions paid to affiliated brokers	$1,995	$2,801	$4,070
Percentage of total brokerage commissions paid to affiliated brokers	1.9%	0.13%	1.9%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.3%	0.17%	2.4%

Large Cap Value Fund
	2006	2005	2004
Total brokerage commissions paid by the Fund	$43,760	$34,844	$48,022
Total brokerage commissions paid to affiliated brokers	$3,909	$341	$3,503
Percentage of total brokerage commissions paid to affiliated brokers	8.93%	1.0%	7.3%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.05%	0.80%	.01%

Small Cap Value Fund
	2006	2005	2004
Total brokerage commissions paid by the Fund	$658,669	$120,595	$80,950
Total brokerage commissions paid to affiliated brokers	$1,333	None	$105
Percentage of total brokerage commissions paid to affiliated brokers	0.20%	0%	.13%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.11%	0%	.11%

Total Return Bond Fund
	2006	2005	2004
Total brokerage commissions paid by the Fund	$36,600	$23,778	$25,900
Total brokerage commissions paid to affiliated brokers	None	None	None

Of the total brokerage commissions paid by the Funds for the most recently completed fiscal year, $830,137 was paid to firms which provided research, statistical or other services provided to the Manager on behalf of the Funds. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

The Fund(s) is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Fund(s) held the following securities of its regular brokers and dealers:

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Equity or Debt	Amount
Conservative Growth Fund
Merrill Lynch & Co., Inc.	Equity	$1,653,014
UBS AG	Equity	$1,240,320
Goldman Sachs Group, Inc.	Equity	$641,550

Large Cap Value Fund
Morgan Stanley	Equity	$817,950
Goldman Sachs Group, Inc.	Equity	$320,775
Merrill Lynch & Co., Inc.	Equity	$240,306

Small Cap Value Fund
Jefferies Group, Inc.	Equity	$1,293,804

Total Return Bond Fund
Banc of America Securities, LLC	Debt	$7,660,336
UBS Finance (DE) LLC	Debt	$7,692,357
Barclays Bank PLC	Debt	$2,392,086
Bear Stearns & Co.	Debt	$1,558,935

ADDITIONAL INFORMATION

Fund History. The Trust, organized as a statutory business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust." Description of Shares and Organization. The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio. In accordance with the Trust's Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees. The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

Fund History. Strategic Partners Style Specific Funds (the Trust), organized as a statutory trust in 1999 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust." Description of Shares and Organization. The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five series and six classes, designated Class A, Class B, Class C, Class L, Class M and Class X shares. Class L, Class M and Class X shares are only offered through exchanges in the Small Cap Value and Total Return Bond Funds. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B, Class M and Class X shares have a conversion feature. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class. Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M and Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than ClassA and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to ClassA and Class L shareholders. The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting. Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto. The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

PRINCIPAL SHAREHOLDERS

To the knowledge of the indicated Fund(s), the following persons/entities owned beneficially or of record 5% or more of Fund shares as of September 15, 2006:

Prinicipal Fund Shareholders
Fund Name	Shareholder Name	Address	Share Class	No. of Shares / % of Fund
Conservative Growth Fund	PIMS/Prudential Retirement as Nominee For The TTEE Customer Plan Tri-State Orthopaedics & Sports	5900 Corporate Drive Suite 200 Pittsburgh PA 15237	A	100,907/5.37%
	PIMS/Prudential Retirement as Nominee For The TTEE Customer Plan Mutual Trading Company, Inc.	431 Crocker Street Los Angeles CA 90013	A	120,183/6.82%
Large Cap Value Fund	Merrill Lynch, Pierce Fenner For the Sole Benefit of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	85,076/5.46%
Small Cap Value Fund	Merrill Lynch, Pierce Fenner For the Sole Benefit of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	A	1,551,784/25.15%
	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	A	347,223/5.63%
	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor	333 West 34th Street New York NY 10001	B	97,247/5.05%
	Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor	333 West 34th Street New York NY 10001	C	545,018/9.03%
	Merrill Lynch, Pierce Fenner For the Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville FL 32246	C	1,458,636/24.16%
	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	L	138,828/9.83%
	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	M	190,856/5.19%
	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	X	148,182/14.99%
Total Return Bond Fund	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	A	683,647/16.27%
	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	C	248,617/5.40%
	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	L	176,917/7.60%
	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street #3 Newark NJ 07102	X	117,003/7.47%

As of September 15, 2006, the Directors and Officers of the Fund(s), as a group, owned less than 1% of the outstanding common stock of the Fund(s).

FINANCIAL STATEMENTS

The financial statements for for the fiscal year ended July 31, 2006, incorporated in this SAI by reference to the 2006 annual report to shareholders (File No. 811-09439), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the annual report at no charge by request to the Fund(s) by calling (800) 225-1852 or by writing to the Fund(s) at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

PART II

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that a Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see the Prospectus and the "Fund Classification, Investment Objectives and Policies" Section in Part I of the SAI, which sets forth each Fund's principal investment objective(s) and identifies the types of investments and investment strategies that may be used.

Information contained in this section about the risks and considerations associated with a Fund's investments and/or investment strategies applies only to those Funds specifically identified in Part I of the SAI as making a type of investment or using an investment strategy (each, a "Covered Fund"). Information that does not apply to a Covered Fund does not form a part of that Covered Fund's SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund's SAI. In this section the term "Manager" includes a fund's subadviser.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for such Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of a Fund's investment policies, these securities are referred to as "asset-based securities." A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

PRECIOUS METAL-RELATED SECURITIES. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, affect adversely the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BORROWING AND LEVERAGE. A Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

A Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit a Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund. A Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Fund currently has any intention of doing so.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which a Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

A Fund may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. A Fund may use Derivatives for hedging purposes. Certain Funds may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

EXCHANGE-TRADED FUNDS. Certain Funds may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, trypically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds' investment strategies.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

INDEXED AND INVERSE SECURITIES. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Fund may be required to pay substantial additional margin to maintain the position.)

SWAP AGREEMENTS. Certain Funds may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Funds may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board of Directors).

A Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. Certain Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio.

CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and each Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Fund are considered to constitute hedging transactions and are consistent with the policies described above. No Fund will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Funds will not speculate in Currency Instruments although certain Funds may use such instruments to seek to enhance returns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES Derivatives are volatile and involve significant risks, including:

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. A Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

FOREIGN INVESTMENT RISKS

Certain Funds may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect a Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT IN EMERGING MARKETS. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the International Bank for Reonstructions and Development (World Bank), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also "Investments in Other Investment Companies".

RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Fund's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While each Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and short-term bond funds without regard to such limitations, provided, however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund's total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. See also "Restrictions on Certain Investments."

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissable instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, a Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in a Fund.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securitiesare collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

REAL ESTATE RELATED SECURITIES. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; and investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (2) a fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Funds may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Fund's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded asincome on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Funds may invest in structured notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. A Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Yankee Obligations. Some Fund's may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

UTILITY INDUSTRIES Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities' increase costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets," which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government,including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States,a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Z, Class Y and Class R shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class L, Class M, Class X and Class R shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's custodian.

If you arrange for receipt by the custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Portfolio Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

If you hold shares of a Fund through a brokerage firm, you must redeem your shares through the brokerage firm. Please contact your financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. Beginning on or about November 10, 2006, if the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an IRA or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Small Balance Account Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, beginning on or about November 17, 2006, if the value of your account is less than $2,500, a $15 annual small balance account fee will be deducted from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

90 Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Exchange Privilege" below.

In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares (four years in the case of Dryden Short-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent, we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.

Waiver of CDSC – Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2 . The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange shares your shares for shares of other JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privilege," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B Shares. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.) after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since a Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.) prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.) before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.) from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month.

Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class R, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. For each Fund the share value--known as the net asset value per share or NAV--is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter (OTC) market, including listed securities for which the primary market is believed by the Manager is consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Effective on or about November 17, 2006, share certificates will no longer be issued for shares of the Fund. Prior to that date: (i) if a stock certificate is desired it must be requested in writing for each transaction, (ii) there is no charge to the investor for issuance of a certificate, and (iii) certificates are issued only for full shares and may be re-deposited in the Shareholder Investment Account at any time. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value (NAV) per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); MoneyMart Assets, Inc. (Class A shares); and Dryden Tax-Free Money Fund.

Class B and Class C shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain instances), Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the Fund at NAV in order for the shareholder to participate in the plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its net tax-exempt income and its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward(s) will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long term capital gain over net short term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1)pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Backup Withholding. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Interest-related dividends and short-term capital gains dividends received from a regulated investment company and that are designated as such are exempt from the 30% withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid in a taxable year beginning prior to January 1, 2008, and generally applies to income that would not be subject to the 30% tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if a Fund does not receive a statement in IRS Form W-8 stating that the shareholder is not a U.S. person. The Funds do not intend to make such designations.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign shareholders of a Fund must treat a distribution attributable to a Fund's sale of a real estate investment trust or other U.S. real property holding company as real property gain generally if 50% or more of the value of a Fund's assets are invested in real estate investment trusts and other U.S. real property holding corporations. The Fund is required to withhold a 35% tax on a distribution to a foreign shareholder attributable to real property gain, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to this rule, if the foreign shareholder has not held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving real property gain and will be subject instead to the regular 30% withholding tax on the portion of the distribution attributable to gain on the sale of a real property interest. After December 31, 2007, a distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by a Fund from a real estate investment trust. There are also certain additional restrictions regarding the use of wash sales and substitute payments. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund paid in taxable years beginning before January 1, 2007 will be treated as "passive" or "financial services" income and dividends paid in taxable years beginning after December 31, 2006 will generally be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

Capital Loss Carryfoward--Strategic Partners Total Return Bond Fund. For federal tax purposes, Strategic Partners Total Return Bond Fund had a capital loss carryforward as of July 31, 2006 of $734,784, expiring in 2014. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.strategicpartners.com. A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters.

In addition, a Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website within approximately 60 days after the end of the quarter. A Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this Statement of Additional Information, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only); and

  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in Appendix II of this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, pesons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note. ·

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER(S)

EARNEST Partners LLC

1. Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners (the "Adviser") when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Adviser will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Adviser is instructed otherwise in writing by the Client:

  The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

  The Adviser will not announce its voting intentions or the reasons for a particular vote.

  The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

  The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

  All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser's concerns for its Clients' interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Adviser will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Adviser's policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2. Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser's Proxy Voting Guidelines. Therefore, it is possible that actual votes may differ from these general policies and the Adviser's Proxy Voting Guidelines. In the case where the Adviser has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser's specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners1180 Peachtree Street NE, Suite 2300Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

Hotchkis and Wiley Capital Management, LLC Generally, and except to the extent that a client otherwise instructs Hotchkis and Wiley Capital Management, LLC ("HWCM") in writing, HWCM will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients' best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client's best interest and was not the product of the conflict. HWCM utilizes a third party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

J.P. Morgan Investment Management, Inc.

Voting Policy

Each investment adviser within the JPMorgan Asset Management group, (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM"), may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues. Each of the investment advisers listed on Exhibit A below acts as investment adviser or subadviser to a fund in the JPMorgan Funds. Each JPMorgan Fund, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Small Cap Growth Fund, and Highbridge Statistical Market Neutral Fund has granted its adviser the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and Undiscovered Managers Small Cap Growth Fund and Highbridge Statistical Market Neutral Fund vote proxies in accordance with the voting policies of their subadvisers.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or matters where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues presented by the relevant JPMAM entity. The Procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy, and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund, the JPMorgan Multi-Manager Small Cap Value Fund, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Small Cap Growth Fund and Highbridge Statistical Market Neutral Fund can be ordered via the website under the Literature Forms section, or upon request by contacting our Service Center at 1-800-480-4111. If you choose to order via the web, there is a brief registration that must be filled out.

*The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

Exhibit A

Highbridge Capital Management LLC JPMorgan High Yield Partners LLC JPMorgan Investment Advisors Inc. J.P. Morgan Asset Management (UK) Limited J.P. Morgan Investment Management Inc. JF International Management Inc. Security Capital Research Management

Jennison Associates LLC (Jennison) Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Lee Munder Capital Group Voting Guidelines for the Lee Munder Capital Group (the "Firm") are outlined below and generally seek to maximize shareholder value. Board of Directors: Our investment strategies seek to favor companies in which we believe there is positive growth potential or other attributes. We generally do not take positions in companies with the intent of effecting change. As a result, we would normally vote in favor of the Board slate presented. However, there are some actions by directors that would result in votes being withheld. These instances may include: unsatisfactory attendance; actions that appear to not be in the best interests of shareholders, including implementation of poison pills, ignoring a shareholder proposal that is approved by a majority of the shares outstanding, failing to act on takeover offers where the majority of the shareholders have tendered their shares; where such directors are inside directors and the inside directors represent a large percentage of the board, and may also sit on the audit, compensation, or nominating committees; directors who enacted egregious corporate governance polices or fail to replace management as appropriate would be subject to recommendations to withhold votes. Auditors: We would generally vote in favor of the Board recommendation, unless an auditor has financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Option plans: Option plans are generally reviewed on a case-by-case basis. The major factor we consider is dilution (no more than 10%-12%), although reload and re-pricing options also factor in (which we do not support either). We will also consider the shareholder cost of the plan. Employee stock purchase plans: We would review on a case-by-case basis, however, pricing is an important factor, where in general we would support a purchase price at least 85 percent of fair market value. We would vote against proposals to eliminate cumulative voting. Vote for proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions. We would vote against proposals to classify the board and vote for proposals to repeal classified boards and to elect all directors annually. We would vote against open-ended "any other business". Mergers and Corporate restructuring: Would be reviewed on a case-by-case basis. Other Proposals: Generally reviewed on a case-by-case basis. Shareholder proposals: Would be reviewed on a case-by-case basis. Conflicts of Interest: Could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client the Firm will look to these Guidelines and the ISS recommendation for voting guidance.

NFJ Investment Group LP NFJ Investment group L.P. (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts. The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940. In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis. To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities. Conflicts of Interest The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients. To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

Pacific Investment Management Company LLC Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders. PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy. Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Vaughan Nelson Investment Management, L.P. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists. Approach Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of it's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client's best interest. Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on our part, or casting the vote as indicated by Institutional Shareholder Services, "ISS", (a third-party research firm independent to Vaughan Nelson). Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds — whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities — whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts — instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities — where the firm does not have a basis on which to offer advice. In summary, Vaughan Nelson's goal is to vote proxy material in a manner that we believe assists in maximizing the value of a portfolio. Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a "proxy analysis" is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Certificate of Trust. Incorporated by reference to the Registration Statement on Form N1- A filed on July 9, 1999 (File No. 333-82621).

(2) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to Post Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(3) Agreement and Declaration of Trust. Incorporated by reference to the Registration Statement on Form N1-A filed on July 9, 1999 (File No. 333-82621).

(4) Certificate of Correction of Amendment to Certificate of Trust dated May 14, 2002. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(b)  By-Laws, amended as of November 16, 2004. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(c)  In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), defining the rights of the Trust's shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(d)  (1) Management Agreement between Registrant and Prudential Investments Fund Management LLC (now known as Prudential Investments LLC) (PI). Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 30, 2000.

(i) Amendment to Management Agreement between Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

(2) (i)  Subadvisory Agreement between PI and J. P. Morgan Investment Management Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000.

(ii)  Subadvisory Agreement between PI and Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

(iv)  Subadvisory Agreement between PI and Pacific Investment Management Company. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000.

(v)  Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"). Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(vi)  Subadvisory Agreement between PI and Robert Fleming Inc. (d/b/a J.P. Morgan Investment Management Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000.

(vii)  Subadvisory Agreement between PI and EARNEST Partners, LLC ("EARNEST") dated December 13, 2001. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(viii)  Amended and Restated Subadvisory Agreement between PI and NFJ Investment Group, L.P. dated December 16, 2005.*

(ix)  Form of Subadvisory Agreement between PI and Lee Munder Capital Group L.P. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(x)  Form of Subadvisory Agreement between PI and J.P. Morgan Investment Management Inc. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(e)  (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC (PIMS). Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000.

(2) Selected Dealer Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N1-A on August 1, 2000.

(f) Not applicable.

(g) (1)(i) Custodian Contract between the Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on Form N1-A on October 2, 2003.

(ii) Amendment to Custodian Contract between Registrant and BNY dated June 6, 2005.*

(2) Custodian Services Agreement between the Registrant and PFPC Trust Company (PFPC) dated July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on Form N-1A on September 29, 2005.

(h)  (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000 (File No. 333-82621).

(2) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N1-A filed on October 2, 2003 (File No. 333-82621).

(i) Opinion of Morris, Nichols, Arsht & Tunnell dated September 27, 2002. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(j)  Consent of independent registered public accounting firm.*

(k)  Not applicable.

(l)  Not applicable.

(m)  (1) 12b-1 Fee Waivers and Expense Limitations for Class A Shares, Class B Shares and Class C Shares. *

(2) (i)  Distribution and Service Plan for Class L Shares of Small Cap Value Fund. Incorporated by reference to Exhibit (2)(i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(ii)  Distribution and Service Plan for Class L Shares of Total Return Bond Fund. Incorporated by reference to Exhibit (2)(ii) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(3) (i)  Distribution and Service Plan for Class M Shares of Small Cap Value Fund. Incorporated by reference to Exhibit (3)(i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(ii)  Distribution and Service Plan for Class M Shares of Total Return Bond Fund. Incorporated by reference to Exhibit (3)(1i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(4) (i)  Distribution and Service Plan for Class X Shares of Small Cap Value Fund. Incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(ii)  Distribution and Service Plan for Class X Shares of Total Return Bond Fund. Incorporated by reference to Exhibit (4)(ii) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(n)  Rule 18f-3 Plan. Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(p)  (1) Amended Code of Ethics of Registrant. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

(2) Code of Ethics and Personal Trading Policy of Prudential dated January 9, 2006.*

(3) Code of Ethics of J. P. Morgan Investment Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000 (File No. 333-82621).

(4) Code of Ethics of NFJ Investment Group. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on Form N1-A on October 2, 2003.

(6)  Code of Ethics of Pacific Investment Management Company. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000 (File No. 333-82621)

(7) Code of Ethics of Hotchkis and Wiley Capital Management, LLC. Incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(8) Code of Ethics of Robert Fleming Inc. (d/b/a J. P. Morgan Investment Management Inc.)

(9) Code of Ethics of EARNEST Partners, LLC. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(10) Code of Ethics of Lee Munder Capital Group L.P. Incorporated by reference to Exhibit (p)(13) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(11) Amended Jennison Associates LLC's Code of Ethics dated October 5, 2005.*

(q) Powers of attorney. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(3) to this Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Trust. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to this Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2)(i) through (xi) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

(a)  PI

See "How the Funds are Managed-Manager" and “How the Fund is Managed-Manager” in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the directors and officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, as most recently amended (File No. 801-31104).

(b)  J.P. Morgan Investment Management Inc. (J.P. Morgan)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to J.P. Morgan's directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-21011), as most recently amended, the relevant text of which is incorporated herein by reference.

(c)  Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to Hotchkis and Wiley is included in the Form ADV of Hotchkis and Wiley filed with the Commission (File No. 801-60512), as most recently amended, the relevant text of which is incorporated herein by reference.

(d)  Lee Munder Capital Group L.P. (Lee Munder)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to the general members of Lee Munder is included in its Form ADV filed with the Commission (File No. 801-57397), as most recently amended, the relevant text of which is incorporated herein by reference.

(e)  Pacific Investment Management Company (PIMCO)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to PIMCO's partners is included in its Form ADV filed with the Commission (File No. 801-7260), as most recently amended, the relevant text of which is incorporated herein by reference.

(f)  EARNEST Partners, LLC (EARNEST)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to EARNEST's directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.

(g)  Jennison Associates LLC (Jennison)

See "How the Fund is Managed-Investment Subadviser and Portfolio Managers" in the Jennison Conservative Growth Fund Prospectus constituting a portion of Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

(h)  NFJ Investment Group (NFJ)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to NFJ directors and executive officers is included in its Form ADV filed with the Commission (801-47940), as most recently amended, the relevant text of which is incorporated herein by reference.

Item 27. Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, New York 10286; PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Jennison, 466 Lexington Avenue, New York, NY 10017; J.P. Morgan, 522 Fifth Avenue, New York, NY

10036; Hotchkis and Wiley Capital Management, LLC, 725 S. Figueroa St., 39th Floor, Los Angeles, CA 90017; NFJ Investment Group, 2121 San Jacinto, Dallas, Texas 75201; EARNEST Partners, LLC., 75 14th Street, Suite 2300, Atlanta, Georgia 30309; PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660; and Prudential Mutual Fund Services LLC, P.O. Box 8098, Philadelphia, Pennsylvania 19101. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), and 31a-1(d) and 31a-1(f) under the 1940 Act will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by BNY, PFPC and PMFS.

Item 29. Management Services.

Other than as set forth under the captions “How the Fund Is Managed—Manager”, “How the Fund Is Managed—Investment Subadviser” and “How the Fund Is Managed—Distributor” in the Jennison Conservative Growth Fund Prospectus, and as set forth under the captions “How the Funds are Managed—Manager,” “How the Fund Is Managed—Investment Subadvisers” and “How the Funds are Managed—Distributor” in the Prospectus for the other funds of the Registrant, and the caption “Management and Advisory Arrangements” and “Other Service Providers” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 29th day of September, 2006.

  STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

JUDY A. RICE*

  President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
LINDA W. BYNOE	Trustee

DAVID E. A. CARSON *	Trustee

ROBERT E. LABLANC *	Trustee

DOUGLAS H. MCCORKINDALE *	Trustee

RICHARD A REDEKER *	Trustee

ROBIN B. SMITH *	Trustee

STEPHEN G. STONEBURN *	Trustee

CLAY T. WHITEHEAD *	Trustee

JUDY A. RICE *	President and Trustee

ROBERT F. GUNIA *	Vice President and Trustee

GRACE C. TORRES*	Treasurer and Principal Financial and Accounting Officer

* by /s/ JONATHAN D. SHAIN Jonathan D. Shain	as attorney-in-fact	September 29, 2006

EXHIBIT INDEX

(g)(1)(ii)	Amendment to Custodian Contract between Registrant and BNY dated June 6, 2005.
(j)	Consent of independent registered public accounting firm.
(m)(1)	12b-1 Fee Waivers and Expense Limitations for Class A Shares, Class B Shares and Class C Shares
(p)(2)	Code of Ethics and Personal Trading Policy of Prudential dated January 9, 2006.
(p)(11)	Amended Jennison Code of Ethics dated October 5, 2005.